                                  EXHIBIT 99.2

             OFFER TO PURCHASE AND RELATED MATERIAL SENT TO HOLDERS

              Offer to Purchase and Consent Solicitation Statement
                      InterMedia Capital Partners IV, L.P.
                                       AND
                      InterMedia Partners IV Capital Corp.
               Offer to Purchase for Cash Any and All Outstanding
                          11 1/4% Senior Notes due 2006
                                       and
       Solicitation of Consents to Amendments to the Indenture at a price determined in the manner described herein, plus accrued and unpaid interest

         InterMedia Capital Partners IV, L.P., a California limited partnership ("ICP-IV"), and InterMedia Partners IV Capital Corp., a Delaware corporation and a wholly-owned subsidiary of ICP-IV ("IPCC" and, together with ICP-IV, the "Offerors"), hereby offer to purchase for cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Consent Solicitation Statement (as supplemented or amended from time to time, the "Statement") and in the accompanying Consent and Letter of Transmittal (as supplemented or amended from time to time, the "Consent and Letter of Transmittal" and, together with this Statement, the "Offer"), any and all of the outstanding 11 1/4% Senior Notes due 2006 (the "Notes") issued by the Offerors. The following table sets forth certain information concerning the outstanding Notes and the Offer:

                       Outstanding      Earliest        Earliest                                   Reference        Relevant
                        Principal      Redemption      Redemption      Consent       Fixed          Treasury       Bloomberg
  CUSIP Number           Amount           Date           Amount        Payment       Spread         Security          Page
-------------------   ------------     ----------      ----------     ----------    --------       -----------     ---------
CUSIP No. 458800AB5   $204,400,000       8/1/01         $1,056.25     $30.00 per    50 basis         5 1/2% US       PX 4
                                                                        $1,000       points         Treasury
                                                                       principal                     Note due
                                                                       amount of                     7/31/01
                                                                         Notes

         In conjunction with the Offer, the Offerors hereby solicit (the "Solicitation") consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments") to the Indenture, dated as of July 30, 1996, as amended to date (the "Indenture"), between the Offerors and The Bank of New York, as trustee (the "Trustee"), which governs the Notes. To validly tender Notes pursuant to the Offer, Holders must also deliver (and not revoke) the related Consents to the Proposed Amendments; and to validly deliver a Consent pursuant to the Solicitation, Holders must also validly tender (and not withdraw) the related Notes. A consent payment (the "Consent Payment") of $30 per $1,000 principal amount of Notes tendered will be paid only to Holders who tender (and do not withdraw) Notes at or prior to the Consent Time (as defined below).

THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 14, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "CONSENT TIME"). THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 28, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "OFFER EXPIRATION TIME"). THE CLOSING OF THE OFFER IS CONDITIONED, AMONG OTHER THINGS, ON THE ADOPTION OF THE PROPOSED AMENDMENTS. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE CONSENT TIME. HOWEVER, AFTER THE CONSENT TIME, TENDERED NOTES MAY NOT BE WITHDRAWN EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED HEREIN.

         The Offer is subject to the satisfaction of certain conditions, including the Requisite Consent Condition, the Supplemental Indenture Condition, the Charter Transaction Condition and the General Conditions. See "The Offer and the Solicitation--Conditions of the Offer and the Solicitation."



                The Dealer Managers and Solicitation Agents for
                      the Offer and the Solicitation are:

TD Securities                                                    Banc of America
                                                                  Securities LLC

                                 August 31, 1999

         The Offer and the Solicitation are being made by the Offerors in connection with agreements (the "Charter Transaction Agreements") entered into by ICP-IV and certain of its affiliates and partners, on April 20, 1999, that provide for (i) the sale and exchange by ICP-IV of certain cable systems and the sale of the stock of a subsidiary of ICP-IV that owns cable systems to affiliates of Charter Communications, Inc. ("Charter") and (ii) the payment of distributions to the partners of ICP-IV, other than those partners that are affiliates of AT&T Broadband & Internet Services ("AT&TBIS"), in redemption of their partnership interests in ICP-IV (collectively, the "Charter Transactions"). The closing of the Charter Transactions is subject to several conditions. See "Information Concerning the Offerors and the Charter Transaction Agreements--The Charter Transactions." The purpose of the Offer is to repurchase all of the Notes and facilitate the closings of the Charter Transactions. The purpose of the Solicitation is to eliminate substantially all of the restrictive covenants in the Indenture and certain events of default, thereby enhancing the operating and financial flexibility of ICP-IV. ICP-IV believes that the transactions contemplated by the Charter Transaction Agreements could be consummated in compliance with the Indenture as currently in effect. Adoption of the Proposed Amendments may have adverse consequences for holders of Notes who elect not to tender Notes in the Offer, because holders of any Notes outstanding after consummation of the Offer will not be entitled to the benefit of substantially all of the restrictive covenants currently contained in the Indenture. In addition, the trading market for any Notes not tendered in response to the Offer is likely to be significantly more limited than that which existed prior to the commencement of the Offer, if tendered Notes are accepted by the Offerors. See "Special Considerations" and "The Proposed Amendments to the Indenture."

         Notwithstanding any other provision of the Offer and the Solicitation, the Offerors' obligation to accept for purchase and to pay for the Notes validly tendered and not withdrawn pursuant to the Offer and to make Consent Payments for Consents validly delivered and not revoked pursuant to the Solicitation is conditioned upon: (i) the valid delivery (without revocation) of Consents (the "Requisite Consents") with respect to a majority of the aggregate outstanding principal amount of the Notes at or prior to the Consent Time (the "Requisite Consent Condition"); (ii) the execution of the Supplemental Indenture (as defined herein) providing for the Proposed Amendments (the "Supplemental Indenture Condition"); (iii) the Offerors' being satisfied that all conditions to the closing of the Charter Transactions have been or will be satisfied or waived at or prior to the Offer Expiration Time (the "Charter Transaction Condition"); and (iv) satisfaction of each of the General Conditions (as defined herein). The Offerors, in their sole discretion, may waive any of these conditions. See "The Offer and the Solicitation--Conditions of the Offer and Solicitation" and "Sources and Uses of Funds." Tenders of Notes and related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described herein. After the Consent Time, tendered Notes may be withdrawn and related Consents revoked only pursuant to the limited circumstances described herein. See "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents." The Offerors intend to notify the Trustee and to seek the execution of the Supplemental Indenture as soon as the Requisite Consents have been obtained. The Proposed Amendments will not become operative, however, until the date that all Notes validly tendered (and not withdrawn) pursuant to the Offer are accepted for payment and all Consents validly delivered (and not revoked) pursuant to the Solicitation are accepted (the "Operative Date"). Holders of Notes must validly tender (and not withdraw) such Notes and deliver (and not revoke) Consents at or prior to the Consent Time in order to receive both the related Consent Payment and Tender Offer Consideration (as defined herein). Holders who validly tender (and do not withdraw) Notes after the Consent Time will receive only the Tender Offer Consideration. To validly tender Notes pursuant to the Offer holders must also deliver, at the same time, the related Consents to the Proposed Amendments pursuant to the Solicitation.

         If the Proposed Amendments are adopted, Notes that are not tendered, or that are not accepted for purchase or payment pursuant to the Offer, will remain outstanding, but will be subject to the terms of the Indenture as modified by the Supplemental Indenture as described under "The Proposed Amendments to the Indenture." Holders who tender Notes are obligated to consent to the Proposed Amendments in order to receive any consideration. The delivery of a Consent is a consent to all of the Proposed Amendments.

         The total consideration for each $1,000 principal amount of Notes (the "Total Consideration") tendered pursuant to the Offer and for which a valid Consent is delivered at or prior to the Consent Time will be the price calculated as described in Schedule I to this Statement. The Total Consideration for each $1,000 principal amount of Notes shall be equal to the present value of the Earliest Redemption Amount set forth in the table on the cover page of this Statement and the semi-annual interest payments that would have been payable after the Payment Date (as defined below) to and including the Earliest Redemption Date set forth in the table on the cover page of this Statement at a yield equal to the sum of (x) the yield on the Reference Treasury Security set forth in the table on the cover page of this Statement as calculated by the Dealer Managers and Solicitation Agents in accordance with standard market practice, based on the bid price for such Reference Treasury Security as of 2:00 p.m., New York City time, on September 24, 1999 (the "Price Determination Date"), the second business day immediately preceding the business day on which the scheduled Offer Expiration Time occurs, as displayed on

Bloomberg Page PX 4 or any recognized quotation source selected by the Dealer Managers and Solicitation Agents in their sole discretion if the Bloomberg Government Pricing Monitor is not available or is manifestly erroneous, and (y) 50 basis points (such total amount being rounded to the nearest cent per $1,000 principal amount of Notes) less accrued and unpaid interest on the Notes to, but not including, the Payment Date. The Total Consideration minus the Consent Payment of $30 per $1,000 principal amount of Notes is herein referred to as the "Tender Offer Consideration." The Consent Payment will be paid only to Holders who tender (and not withdraw) their Notes and deliver (and not revoke) their Consents at or prior to the Consent Time. The Consent Payment and the Tender Offer Consideration will be payable promptly after the Offer Expiration Time, but in any event within two business days after the Offer Expiration Time (the "Payment Date"). The Earliest Redemption Amount for the Notes is the amount payable or that would be payable on the Earliest Redemption Date for the Notes, which is the earliest date on which the Notes may be redeemed by the Offerors as a whole. Schedule II to this Statement sets forth a hypothetical illustration of the Total Consideration and the Tender Offer Consideration using an assumed Payment Date of September 29, 1999. In addition, accrued and unpaid interest will be paid on the Notes to, but not including, the Payment Date.

         Any extension of the Consent Time or the Offer Expiration Time (and any resulting change in the Price Determination Date, as set forth below) will be followed by a public announcement thereof, to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Consent Time or Offer Expiration Time, as applicable. If the Consent Time is extended, the Offerors presently intend to extend the Offer, if necessary, so that the Offer Expiration Time occurs at least five (5) business days after the Consent Time. If at any time following a Price Determination Date, the Offerors extend the Offer to any date which is two (2) business days or less after the Offer Expiration Time based upon which such Price Determination Date had been established, the Total Consideration and the Tender Offer Consideration for each Note tendered pursuant to the Offer shall remain the Total Consideration or the Tender Offer Consideration, respectively, as determined on such Price Determination Date. If, however, the Offerors extend the Offer to any date which is more than two (2) business days after the previously scheduled Offer Expiration Time based upon which such Price Determination Date had been established, then a new Price Determination Date shall be established (such new Price Determination Date to be the second business day immediately preceding the business day on which the new Offer Expiration Time occurs) and the Total Consideration and the Tender Offer Consideration, as applicable, for each Note tendered pursuant to the Offer shall be calculated based on the Reference Treasury Security as of 2:00 p.m., New York City time, on such new Price Determination Date. In any event, the Offerors intend to announce the price two full business days prior to the Offer Expiration Time.

         In conjunction with the Offer, the Offerors hereby solicit Consents of Holders (as defined below) of Notes to the Proposed Amendments to the Indenture. The term "Holder" means (a) with respect to a definitive Note, the registered holder thereof on the date such Note is tendered pursuant to the Offer or (b) otherwise, a participant (a "DTC Participant") in The Depository Trust Company ("DTC") whose name appears on a security position as a holder of Notes on the date it tenders Notes by book-entry transfer pursuant to the Offer, and the term "Notes" includes certificateless depositary interests in the global Notes held by The Bank of New York as custodian for DTC.

         If the Notes are accepted for payment pursuant to the Offer, then Holders who validly tender (and do not withdraw) Notes and validly deliver (and do not revoke) related Consents pursuant to the Offer and the Solicitation at or prior to the Consent Time will receive the Total Consideration. Holders who wish to be eligible to receive any consideration pursuant to the Offer must validly tender (and not withdraw) their Notes and deliver (and not revoke) their Consents to the Depositary (as defined herein) at or prior to the Offer Expiration Time. Holders who validly tender (and do not withdraw) their Notes and deliver (and do not revoke) Consents to the Depositary after the Consent Time, but at or prior to the Offer Expiration Time, will receive only the Tender Offer Consideration. The Offerors are not required to give notice of defective tender or consent to a Holder whose tender and consent of Notes are defective and Holders should not rely on the Offerors to give such notice. The Offer and the Solicitation may be extended at the sole discretion of the Offerors. See "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents".

         Tenders of Notes and the related Consents received prior to the Consent Time may be withdrawn and revoked, respectively, at any time at or prior to Consent Time; tenders of Notes and the related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described herein. If the Offer with respect to the Notes is terminated without any Notes being purchased thereunder, the Notes will be returned to the tendering Holders as promptly as practicable thereafter and the Supplemental Indenture with respect to the Notes will not become operative. See "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents."

         NOTWITHSTANDING ANY OTHER PROVISION OF THE OFFER OR THE SOLICITATION, THE OFFERORS' OBLIGATION TO ACCEPT FOR PAYMENT AND TO PAY FOR THE NOTES VALIDLY TENDERED AND NOT WITHDRAWN PURSUANT TO THE OFFER AND TO MAKE CONSENT PAYMENTS FOR CONSENTS VALIDLY DELIVERED AND NOT REVOKED PURSUANT TO THE SOLICITATION IS CONDITIONED UPON SATISFACTION OF (A) THE REQUISITE CONSENT CONDITION, (B) THE SUPPLEMENTAL INDENTURE CONDITION, (C) THE CHARTER TRANSACTION CONDITION AND (D) THE GENERAL CONDITIONS. THE OFFERORS MAY IN THEIR SOLE DISCRETION WAIVE ANY OF THESE CONDITIONS. SEE "THE OFFER AND THE SOLICITATION--CONDITIONS OF THE OFFER AND THE SOLICITATION." THE OFFERORS MAY ALSO TERMINATE THE OFFER AND THE SOLICITATION AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

         Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers and Solicitation Agents at their respective addresses and telephone numbers set forth on the back cover of this Statement. Requests for additional copies of this Statement, the Consents and Letters of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. Beneficial owners may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer and the Solicitation.

See "Special Considerations" and "Certain U.S. Federal Income Tax
Considerations" for discussions of certain factors that should be considered in evaluating the Offer and the Solicitation. See "The Proposed Amendments to the Indenture" for a description of the Proposed Amendments to the Indenture.

                                    IMPORTANT

         Any Holder desiring to tender Notes and deliver Consents should either
(a) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the applicable Consent and Letter of Transmittal (or a facsimile thereof) in accordance with the instructions therein, have his or her signature thereon guaranteed (if required by Instruction 1 of the Consent and Letter of Transmittal) and send or deliver such manually signed Consent and Letter of Transmittal (or a manually signed facsimile thereto) together with certificates evidencing such Notes and any other required documents, to The Bank of New York, as depositary ("the Depositary"), or (b) in the case of a Holder who holds Notes in book-entry form, follow the procedures described under "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents--Book-Entry Delivery Procedures." A beneficial owner who has Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owner desires to tender such Notes and deliver the related Consents. See "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents."

         Only the Holder of Notes may tender Notes pursuant to the Offer and deliver the related Consents.

         Any Holder, who desires to tender Notes and deliver Consents but who cannot comply with the procedures set forth herein for tender on a timely basis or whose certificates for Notes are not immediately available, may tender the Notes and deliver Consents by following the procedures for guaranteed delivery set forth under "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents --Guaranteed Delivery." The guaranteed delivery procedures may not be used to tender Notes or deliver Consents at or prior to the Consent Time.

         The Proposed Amendments provide that the Indenture will be amended by eliminating, from and after the Operative Date, substantially all of the restrictive covenants in the Indenture, other than the covenants to pay principal and interest on the Notes, and certain events of default having to do with cross defaults on other indebtedness and undischarged legal judgments. The Proposed Amendments might have an adverse effect on the value of the Notes as a result of a significant reduction in the amount of Notes outstanding. See "Special Considerations" and "Proposed Amendments to the Indenture."

         DTC has authorized DTC Participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes and Consents to the Proposed Amendments as if they were Holders. To effect a tender of Notes and delivery of Consents, DTC Participants must transmit their acceptance to DTC through its Automated Tender Offer Program ("ATOP"), for which the Offer and the Solicitation will be eligible, and follow the procedure for book-entry transfer set forth in "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents." A beneficial owner of Notes that are held of record by a custodian bank, depositary, broker, trust company or other nominee must instruct such Holder to tender the Notes and deliver the related Consents on the beneficial owner's behalf. A form is included in the solicitation materials provided along with this Statement which may be used by a beneficial owner to effect the tender of its Notes and deliver the related Consents. See "The Offer and the Solicitation--Procedure for Tendering Notes and Delivering Consents."

         Tendering Holders will not be obligated to pay brokerage fees or commissions of the Dealer Managers and Solicitation Agents or of the Depositary.

         Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers and Solicitation Agents at their respective addresses and telephone numbers set forth on the back cover of this Statement. Additional copies of this Statement, the Consent and Letter of Transmittal, the Notice of Guaranteed Delivery, and other related materials may be obtained from the Information Agent. Beneficial owners may also contact their brokers, dealers, commercial banks or trust companies through which they hold the Notes with questions and requests for assistance.

         This Statement constitutes neither an offer to purchase Notes nor a solicitation of Consents in any jurisdiction in which, or to or from any person to whom, it is unlawful to make such offer or solicitation under applicable securities or blue sky laws. The delivery of this Statement shall not under any circumstances create any implication that the information contained or incorporated by reference herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of the Offerors or any of their respective subsidiaries or affiliates since the date hereof.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OR THE SOLICITATION OTHER THAN THOSE CONTAINED HEREIN OR IN THE CONSENT AND LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE OFFERORS, THE TRUSTEE, THE DEPOSITARY, THE INFORMATION AGENT OR BY THE DEALER MANAGERS AND SOLICITATION AGENTS.

         NONE OF ICP-IV, IPCC, THE TRUSTEE, THE DEPOSITARY, THE INFORMATION AGENT, OR EITHER OF THE DEALER MANAGERS AND THE SOLICITATION AGENTS MAKES ANY RECOMMENDATION AS TO WHETHER OR NOT HOLDERS SHOULD TENDER NOTES IN RESPONSE TO THE OFFER OR PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS.

         AVAILABLE INFORMATION; INCORPORATION OF DOCUMENTS BY REFERENCE

         ICP-IV is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files periodic reports and other information with the Securities and Exchange Commission (the "Commission").

         Reports and other information filed by ICP-IV with the Commission can be inspected, without charge, and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549 and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a site on the Internet at "http://www.sec.gov" that contains reports and other information regarding registrants that file electronically with the Commission, and certain filings by the Company are available at such web site. ICP-IV is also required to file electronic versions of such documents with the Commission through the Commission's Electronic Data Gathering Analysis and Retrieval (EDGAR) system. Copies of such materials also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

         The following documents filed by ICP-IV with the Commission are incorporated herein by reference and shall be deemed to be a part hereof :

         1. ICP-IV's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         2. ICP-IV's Quarterly Reports on Form 10-Q for the first quarter ended March 31, 1999 and the second quarter ended June 30, 1999; and

         3.       ICP-IV's Current Report on Form 8-K dated June 28, 1999.

         All documents filed by ICP-IV pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act after the date of this Statement and prior to the Offer Expiration Time shall also be deemed to be incorporated by reference in this Statement and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Statement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement.

         The Offerors will provide without charge to each person to whom this Statement is delivered, upon request of such person, copies of the Indenture and the proposed form of the Supplemental Indenture, and of any or all information and reports of ICP-IV incorporated by reference in this Statement. Written or telephone requests for such copies should be directed to the Information Agent at its address set forth on the back cover of this Statement.

         Information included or incorporated by reference in this Statement includes "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933 and the Exchange Act. All statements, other than statements of historical facts, regarding activities, events or developments that the Offerors expect, believe or anticipate will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions and are subject to a number of risks and uncertainties, and the Offerors can give no assurance that such assumptions will prove to be correct. Consequently, all forward-looking statements made or incorporated by reference in this Statement are qualified by this cautionary statement.


         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT AND THE RELATED CONSENT AND LETTER OF TRANSMITTAL. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                                                                                   Page
SUMMARY  .........................................................................................................   1

INFORMATION CONCERNING THE OFFERORS
         AND THE CHARTER TRANSACTIONS.............................................................................   5

SOURCES AND USES OF FUNDS.........................................................................................   5

SPECIAL CONSIDERATIONS............................................................................................   6
         Adverse Effect of the Proposed Amendments on Holders who do not Tender...................................   6
         Consent Payment..........................................................................................   6
         Market and Trading Information...........................................................................   6
         Other Possible Transactions..............................................................................   6

THE OFFER AND THE SOLICITATION....................................................................................   7
         Purpose of the Offer and the Solicitation................................................................   7
         Principal Terms of the Offer and Solicitation............................................................   7
         Expiration Date; Extension; Amendment; Termination.......................................................   8
         Conditions of the Offer and the Solicitation.............................................................   9
         Acceptance of Notes for Purchase; Payment for Notes and Consents........................................   10
         Procedures for Tendering Notes and Delivering Consents..................................................   11
         Withdrawal of Tenders; Revocation of Consents...........................................................   14

THE PROPOSED AMENDMENTS TO THE INDENTURE.........................................................................   16

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.....................................................................   17

DEALER MANAGERS, SOLICITATION AGENTS,
         INFORMATION AGENT AND DEPOSITARY........................................................................   18

Schedule I.......................................................................................................  S-1

Schedule II......................................................................................................  S-2

                                     SUMMARY

         The following is a summary of certain information contained in this Statement and is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference herein. Certain capitalized terms used herein are defined elsewhere in the Statement. Holders and beneficial owners of Notes are urged to read the entire Statement and Consent and Letter of Transmittal thoroughly.

                                 ICP-IV AND IPCC

         ICP-IV, through its subsidiaries, owns and operates cable television systems in primarily urban and suburban areas in the southeastern United States (the "Southeast"), serving approximately 606,200 basic subscribers at June 30, 1999. ICP-IV has one of the largest concentrations of basic subscribers in the Southeast and, at June 30, 1999, was the largest cable television service provider in Tennessee. Affiliates of AT&TBIS own approximately 50.4% of ICP-IV's non-preferred limited partnership interests.

         IPCC was formed solely for the purpose of being a co-obligor of the Notes, and has no significant assets or properties.

                            THE CHARTER TRANSACTIONS

         On April 20, 1999, ICP-IV and certain of its subsidiaries and partners entered into the Charter Transaction Agreements. These agreements provide for
(i) the sale and exchange by ICP-IV of certain cable systems and the sale of the stock of a subsidiary of ICP-IV that owns cable systems to affiliates of Charter and (ii) the payment of distributions to the partners of ICP-IV, other than those partners that are affiliates of AT&TBIS, in redemption of their partnership interests in ICP-IV (collectively, the "Charter Transactions"). Subject to the terms and conditions of the Charter Transaction Agreements, affiliates of AT&TBIS have agreed to lend or contribute immediately available funds to ICP-IV in an amount sufficient to enable ICP-IV (after taking into account net amounts received from Charter in connection with the closing of the Charter Transaction Agreements) to, among other things, retire all of the Notes. See "Information Concerning the Offerors and the Charter Transactions."

         The consummation of the Charter Transactions is subject to a number of conditions, some of which remain to be fulfilled. See "Information Concerning the Offerors and the Charter Transactions." The closing of the Charter Transactions is tentatively scheduled for the end of September 1999, and it is anticipated that Notes validly tendered (and not withdrawn) pursuant to the Offer will be accepted immediately prior to or concurrently with the closing of the Charter Transactions. The Offerors expressly reserve the absolute right, in their sole discretion and subject to Rule 14e under the Exchange Act, to extend either the Consent Time or the Offer Expiration Time.

         ICP-IV believes that the transactions contemplated by the Charter Transaction Agreements could be consummated in compliance with the Indenture as currently in effect.

                         THE OFFER AND THE SOLICITATION

PURPOSES OF THE OFFER AND THE SOLICITATION

         The purpose of the Offer is to repurchase all of the Notes and facilitate the closings under the Charter Transaction Agreements. The purpose of the Solicitation is to eliminate substantially all of the restrictive covenants and certain events of default in the Indenture, thereby enhancing the operating and financial flexibility of ICP-IV.

PRINCIPAL TERMS OF THE OFFER AND THE SOLICITATION

         Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Offerors are offering to purchase for cash all of the outstanding Notes. The Total Consideration for each $1,000 principal amount of Notes tendered pursuant to the Offer and for which a valid Consent is delivered at or prior to the Consent Time will be the price calculated as described in Schedule I to this Statement. The Total Consideration for each $1,000 principal amount of Notes shall be equal to the present value of the Earliest Redemption Amount set forth in the table on the cover page of this Statement and the semi-annual interest payments that would have been payable after the Payment Date to and including the Earliest Redemption Date set forth in the table on the cover page of this Statement at a yield equal to the sum of (x) the yield on the Reference Treasury Security set forth in the table on the cover page of this Statement as calculated by the Dealer Managers and Solicitation Agents in accordance with standard market practice, based on the bid price for such Reference Treasury Security as of the Price Determination Date, the second business day immediately preceding the business day on which the scheduled Offer Expiration Time occurs, as displayed on Bloomberg Page PX 4 or any recognized quotation source selected by the Dealer Managers and Solicitation Agents in their sole discretion if the Bloomberg Government Pricing Monitor is not available or is manifestly erroneous, and (y) 50 basis points (such total amount being rounded to the nearest cent per $1,000 principal amount of Notes) less accrued and unpaid interest on the Notes to, but not including, the Payment Date. The Total Consideration minus the Consent Payment of $30 per $1,000 principal amount of Notes is herein referred to as the "Tender Offer Consideration." The Consent Payment will be paid only to Holders who tender (and not withdraw) their Notes and deliver (and not revoke) their Consents at or prior to the Consent Time. The Consent Payment and the Tender Offer Consideration will be payable on the Payment Date. The Earliest Redemption Amount for the Notes is the amount payable or that would be payable on the Earliest Redemption Date for the Notes, which is the earliest date on which the Notes may be redeemed by the Offerors as a whole. Schedule II to this Statement sets forth a hypothetical illustration of the Total Consideration and the Tender Offer Consideration using an assumed Payment Date of September 29, 1999. In addition, accrued and unpaid interest will be paid on the Notes to, but not including, the Payment Date.

         If at any time following a Price Determination Date, the Offerors extend the Offer to any date which is two (2) business days or less after the Offer Expiration Time based upon which such Price Determination Date had been established, the Total Consideration and the Tender Offer Consideration for each Note tendered pursuant to the Offer shall remain the Total Consideration or the Tender Offer Consideration, respectively, as determined on such Price Determination Date. If, however, the Offerors extend the Offer to any date which is more than two (2) business days after the previously scheduled Offer Expiration Time based upon which such Price Determination Date had been established, then a new Price Determination Date shall be established (such new Price Determination Date to be the second business day immediately preceding the business day on which the new Offer Expiration Time occurs) and the Total Consideration and the Tender Offer Consideration, as applicable, for each Note tendered pursuant to the Offer shall be calculated based on the Reference Treasury Security as of 2:00 p.m., New York City time, on such new Price Determination Date.

         Upon the terms and subject to the conditions of the Solicitation (including, if the Solicitation is extended or amended, the terms of any such extension or amendment), the Offerors are soliciting Consents to the Proposed Amendments to the Indenture from Holders and will pay to Holders of Notes, on the Payment Date, a Consent Payment of $30 for each $1,000 principal amount of Notes for which such Holders validly consented to the Proposed Amendments at or prior to the Consent Time. See "The Offer and the Solicitation--Principal Terms of the Offer and Solicitation." The Total Consideration minus the Consent Payment is the Tender Offer Consideration.

         Although the yield on the Reference Treasury Security on the Price Determination Date will be determined only from the source noted above, information regarding the closing yield of the Reference Treasury Security may also be found in The Wall Street Journal and The New York Times. A hypothetical illustration of the calculation of the Total Consideration and the Tender Offer Consideration for the Notes using the yield for the Reference Treasury Security as of 2:00 p.m. on August 30, 1999 and demonstrating the application of the assumptions and methodologies to be used in pricing the Offer is set forth in
Schedule II hereto.

         Promptly after the Price Determination Date, but in any event before 9:00 a.m., New York City time, on the following business day (i.e., two business days before the Offer Expiration Time), the Offerors will publicly announce the pricing information referred to above by press release to the Dow Jones News Service.

         If the Notes are accepted for payment pursuant to the Offer, then Holders who validly tender Notes and validly deliver Consents pursuant to the Offer and the Solicitation at or prior to the Consent Time and who do not, at or prior to the Consent Time, withdraw such tender or revoke such Consents will receive the Total Consideration. Tenders of Notes and related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described herein. If the Notes are accepted for payment pursuant to the Offer, then Holders who validly tender Notes pursuant to the Offer and validly deliver Consents after the Consent Time and prior to the Offer Expiration Time and who do not, at or prior to the Offer Expiration Time, withdraw (pursuant to the limited circumstances described in "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents") such tender of Notes or revoke such Consents will only receive the Tender Offer Consideration. Holders who wish to be eligible to receive the Total Consideration pursuant to the Offer must validly tender (and not withdraw) their Notes and deliver (and not revoke) their Consents to the Depository at or prior to the Consent Time. To validly tender Notes pursuant to the Offer, Holders must also deliver, at the same time, the related Consents pursuant to the Solicitation. The Offerors are not required to give notice of defective tender/consent to a Holder whose tender of Notes and delivery of Consents is defective and Holders should not rely on the Offerors to give such notice. See "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents."

         Because the Total Consideration and the Tender Offer Consideration for the Notes is based, in whole or in part, on a fixed spread pricing formula linked to the yield on the Reference Treasury Security, the Total Consideration and Tender Offer Consideration for the Notes will be affected by changes in such yield during the term of the Offer prior to the Price Determination Date.

         Tenders of Notes and related Consents received at or prior to the Consent Time may be withdrawn and revoked, respectively, at any time at or prior to the Consent Time; tenders of Notes and the related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited conditions described herein. After the Consent Time, tendered Notes and related Consents may be withdrawn and revoked, respectively, only pursuant to the limited circumstances described herein. A valid withdrawal of tendered Notes will constitute the concurrent valid revocation of such Holder's related Consent, and in order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. If the Offer with respect to the Notes is terminated without any Notes being purchased thereunder, the Notes will be returned to the tendering Holders as promptly as practicable and the Supplemental Indenture will not become operative. See "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents."

         The Dealer Managers and Solicitation Agents will notify the Depositary of the amount of the Total Consideration and Tender Offer Consideration for each $1,000 principal amount of the Notes promptly after the calculation thereof, and the Depositary will have no responsibility for such calculation.

CONDITIONS OF THE OFFER AND THE SOLICITATION

         The Offerors' obligation to accept, and pay for, Notes validly tendered pursuant to the Offer and to make Consent Payments for Consents validly delivered and not revoked pursuant to the Solicitation is conditioned upon satisfaction of (a) the Requisite Consent Condition, (b) the Supplemental Indenture Condition, (c) the Charter Transaction Condition and (d) the General Conditions. Subject to applicable securities laws and the terms set forth in this Statement, the Offerors reserve the right, prior to the expiration of the Offer at the Offer Expiration Time, (i) to extend or to terminate the Offer and the Solicitation or (ii) otherwise to amend the Offer or the Solicitation in any respect. See "The Offer and the Solicitation --Conditions of the Offer and the Solicitation."

OFFER EXPIRATION TIME; EXTENSION; AMENDMENT; TERMINATION

         The Solicitation will expire at 12:00 midnight, New York City time, on September 14, 1999, unless extended. The Offer will expire at 12:00 midnight, New York City time, on September 28, 1999, unless extended. The Offerors expressly reserve the absolute right, in their sole discretion and subject to Rule 14e under the Exchange Act, to (i) waive any condition to the completion of the Offer or the Solicitation, (ii) amend any terms of the Offer or the Solicitation or (iii) modify (but excluding a reduction of) either the Total Consideration or the Tender Offer Consideration with respect to the Notes. Any waiver or amendment applicable to the Offer will apply to all Notes tendered, regardless of when or in what order such Notes were tendered.

         Any extension of the Consent Time or the Offer Expiration Time (and any resulting change in the Price Determination Date as provided for herein) will be followed by a public announcement thereof, to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Consent Time or Offer Expiration Time, as applicable. The Offerors shall make any such public announcement by issuing a release to the Dow Jones News Service. If the Consent Time is extended, the Offerors presently intend to extend the Offer, if necessary, so that the Offer Expiration Time occurs at least five (5) business days after the Consent Time.

PAYMENT FOR NOTES AND CONSENTS

         All Notes validly tendered in accordance with the procedures set forth under "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" and not withdrawn in accordance with the procedures set forth under "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents" prior to the Offer Expiration Time will, upon the terms and subject to the conditions hereof, including satisfaction of the Requisite

Consent Condition, the Supplemental Indenture Condition, the Charter Transaction Condition and the General Conditions, be accepted for payment by the Offerors, and payments will be made therefor on the Payment Date. In such event, on the Payment Date, the Offeror will concurrently make Consent Payments for Consents validly delivered (and not revoked) at or prior to the Consent Time.

         If the Offerors make a material change in the terms of the Offer or the Solicitation or the information concerning the Offer or the Solicitation, the Offerors will disseminate additional Offer and Solicitation materials and extend such Offer or, if applicable, the Solicitation, to the extent required by law. If the Solicitation is amended at or prior to the Consent Time in a manner determined by the Offerors to constitute a material adverse change in the terms of the Offer to the Holders of the Notes, the Offerors promptly will disclose such amendment and, if necessary, extend the Solicitation for the Notes for a period of time deemed by the Offerors to be adequate to permit Holders of the Notes to withdraw their Notes and revoke their Consents. See "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents."

         Consents and Letters of Transmittal, Notes, Signature Guarantees, Notices of Guaranteed Delivery and any other documents required by the Instructions to the Consent and Letter of Transmittal should be sent only to the Depositary and not to either of the Offerors, the Trustee, the Information Agent or either of the Dealer Managers and Solicitation Agents.

                             SPECIAL CONSIDERATIONS

         See "Special Considerations" and "Certain U.S. Federal Income Tax Consequences" for a discussion of certain factors that should be considered in evaluating the Offer and the Solicitation. See "The Proposed Amendments to the Indenture" for a description of the Proposed Amendments to the Indenture.

            PROPOSED AMENDMENTS TO INDENTURE; SUPPLEMENTAL INDENTURE

         The Proposed Amendments provide that the Indenture will be amended by eliminating, from and after the Operative Date, substantially all of the restrictive covenants in the Indenture, other than the covenants to pay principal and interest on the Notes, and certain events of default having to do with cross defaults on other indebtedness and undischarged legal judgments. Elimination of the restrictive covenants will enhance the operating and financial flexibility of ICP-IV. The Proposed Amendments might have an adverse effect on the value of the Notes as a result of the significant reduction in the amount of Notes outstanding. See "Special Considerations" and "Proposed Amendments to the Indenture."

         The Supplemental Indenture, which will effect the Proposed Amendments, will be executed by the Offerors and the Trustee at or promptly after receipt of the Requisite Consents at the Consent Time, but the elimination of the restrictive covenants and the events of default set forth in the Supplemental Indenture will not become operative until the Operative Date. If the Offer is terminated or withdrawn with respect to the Notes, or the Notes are not accepted for payment, the Supplemental Indenture relating to the Notes will not become operative, and no Tender Offer Consideration or Consent Payment will become payable or be paid.

                     DEALER MANAGERS AND SOLICITATION AGENTS

         The Offerors have retained TD Securities (USA) Inc. and Banc of America Securities LLC to act as Dealer Managers and Solicitation Agents in connection with the Offer and the Solicitation. Their respective addresses and telephone numbers are set forth on the back cover of this Statement. The Dealer Managers and Solicitation Agents may contact Holders regarding the Offer and the Solicitation and may request brokers, dealers and other nominees to forward this Statement and related materials to beneficial owners of Notes.

                                INFORMATION AGENT

         The Information Agent is Beacon Hill Partners, Inc. Additional copies of this Statement, the Consent and Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent. The address and telephone number of the Information Agent are set forth on the back cover of this Statement.

                                   DEPOSITARY

         The Depositary is The Bank of New York. Consents and Letters of Transmittal, Notes, Signature Guarantees, Notices of Guaranteed Delivery and any other documents required by the Instructions to the Consent and Letter of Transmittal should be sent only to the Depositary. The address and telephone number of the Depositary are set forth on the back cover of this Statement.

                       INFORMATION CONCERNING THE OFFERORS
                          AND THE CHARTER TRANSACTIONS

         THE OFFERORS

         ICP-IV, through its subsidiaries, owns and operates cable television systems in primarily urban and suburban areas in the Southeast, serving approximately 606,200 basic subscribers at June 30, 1999. ICP-IV has one of the largest concentrations of basic subscribers in the Southeast and, at June 30, 1999, was the largest cable television service provider in Tennessee. Affiliates of AT&TBIS own approximately 50.4% of ICP-IV's non-preferred limited partnership interests.

         IPCC was formed solely for the purpose of being a co-obligor of the Notes, and has no significant assets or properties.

         THE CHARTER TRANSACTIONS

         On April 20, 1999, ICP-IV and certain of its subsidiaries and partners entered into the Charter Transaction Agreements. These agreements provide for
(i) the sale and exchange by ICP-IV of certain cable systems and the sale of the stock of a subsidiary of ICP-IV that owns cable systems to affiliates of Charter and (ii) the payment of distributions to the partners of ICP-IV, other than those partners that are affiliates of AT&TBIS, in redemption of their partnership interests in ICP-IV. Upon completion of the Charter Transactions, ICP-IV's cable systems will include (i) the incumbent cable systems located in Nashville and its suburbs which at June 30, 1999 served approximately 192,700 basic subscribers and (ii) cable systems located in Indiana, Kentucky, Montana and Utah, which are to be obtained from Charter pursuant to the exchange, which ICP-IV estimates served approximately 138,400 basic subscribers at June 30, 1999. Subject to the terms and conditions of the Charter Transaction Agreements, affiliates of AT&TBIS have agreed to lend or contribute immediately available funds to ICP-IV in an amount sufficient to enable ICP-IV, after taking into account net amounts to be received from Charter in connection with the Charter Transactions, to, among other things, (i) prepay all outstanding obligations under an ICP-IV subsidiary's bank credit facility (the "Subsidiary Credit Facility"), which at June 30, 1999, aggregated approximately $592 million, (ii) retire all of the Notes and (iii) distribute to all partners of ICP-IV, other than those partners that are affiliates of AT&TBIS, an amount sufficient to redeem their partnership interests in ICP-IV in full.

         The consummation of the Charter Transactions is subject to a number of conditions. As of the date hereof, the remaining material conditions to closing are (i) receipt of sufficient funds from affiliates of AT&TBIS to enable ICP-IV, after taking into account net amounts to be received from Charter in connection with the Charter Transactions, to, among other things, (A) prepay all outstanding obligations under the Subsidiary Credit Facility, (B) retire all of the Notes and (C) distribute to all partners of ICP-IV, other than those partners that are affiliates of AT&TBIS, an amount sufficient to redeem their partnership interests in ICP-IV in full and (ii) the receipt of requisite regulatory approvals, including those from local franchise authorities, with respect to substantially all of the cable systems of ICP-IV and its subsidiaries. The closing of the Charter Transactions is tentatively scheduled for the end of September 1999, and it is anticipated that Notes validly tendered (and not withdrawn) pursuant to the Offer will be accepted immediately prior to or concurrently with the closing of the Charter Transactions. The Offerors expressly reserve the absolute right, in their sole discretion and subject to Rule 14e under the Exchange Act, to extend either the Consent Time or the Offer Expiration Time for this purpose.

         ICP-IV believes that the transactions contemplated by the Charter Transaction Agreements could be consummated in compliance with the Indenture as currently in effect.

                            SOURCES AND USES OF FUNDS

         The total amount of funds required by the Offerors to pay the Total Consideration and to cover fees and expenses relating to the Offer and Solicitation are estimated to be approximately $233.0 million, assuming the pricing conditions outlined in Schedule II. ICP-IV expects to obtain all of the funds necessary to pay the Total Consideration from affiliates of AT&TBIS, net of amounts received from Charter in connection with the Charter Transactions. The obligations of such affiliates of AT&TBIS and Charter to close the Charter Transaction Agreements (and thereby provide ICP-IV with such funds) are subject to the satisfaction of substantially all the conditions precedent to closing under the Charter Transaction Agreements. See "Information Concerning the Offerors and the Charter Transactions--The Charter Transactions" above.

                             SPECIAL CONSIDERATIONS

         In deciding whether to participate in the Offer and the Solicitation, each Holder and beneficial owner of Notes should consider carefully the following, in addition to the other information contained and incorporated by reference in this Statement.

ADVERSE EFFECT OF THE PROPOSED AMENDMENTS ON HOLDERS WHO DO NOT TENDER

         The successful completion of the Offer and the Solicitation may have certain material adverse consequences to holders of Notes not tendered in the Offer. If the Proposed Amendments are adopted and the Offer is consummated, Notes that are not tendered, or that are not accepted for purchase and payment, pursuant to the Offer will remain outstanding but will be subject to the terms of the Indenture as modified by the Supplemental Indenture. See "The Proposed Amendments to the Indenture." As a result of the adoption of the Proposed Amendments, holders of such outstanding Notes will not be entitled to the benefits of substantially all of the restrictive covenants presently contained in the Indenture. The modifications to the Indenture, which will be effected by the adoption of the Proposed Amendments, will permit ICP-IV to take actions that could materially increase the credit risks faced by holders of Notes or that could otherwise be materially adverse to the interests of holders of Notes.

         Under the Indenture as currently in effect, ICP-IV is obligated to file with the Commission periodic reports under the Exchange Act and, at such time as it is no longer subject to the requirements of the Exchange Act, to file with the Commission such annual, quarterly and periodic reports as would be required in filings with the Commission on Forms 10- K, 10-Q and 8-K, and to furnish copies thereof to holders. If the Offer is consummated and the Proposed Amendments are adopted and become operative, ICP-IV intends to terminate its registration under the Exchange Act, at which time it will no longer be obligated under the Indenture or applicable law to file reports with the Commission or to furnish copies thereof to Holders. This would adversely affect the amount of publicly available information about ICP-IV and might affect the liquidity and trading prices of the Notes.

CONSENT PAYMENT

         On the Payment Date, each tendering Holder who validly consented to the Proposed Amendments at or prior to the Consent Time will receive, as part of the Total Consideration, a Consent Payment equal to $30 per $1,000 principal amount of such Holder's Notes for which Consents have been validly delivered and not revoked at or prior to the Consent Time. With respect to the Offer, if a Holder's Notes are not validly tendered and the corresponding Consents are not validly delivered pursuant to the Offer and the Solicitation at or prior to the Consent Time, or such Holder's Notes and Consents are withdrawn and revoked and not properly retendered and redelivered at or prior to the Consent Time, such Holder will not receive a Consent Payment even though the related Proposed Amendments may be effective as to each of such Holder's Notes that are not purchased in the Offer.

MARKET AND TRADING INFORMATION

         The Notes are not listed on any securities exchange or included in any automated quotation system. The Offerors believe that the trading activity for the Notes is currently limited and, to the extent that Notes are tendered and accepted in the Offer, any trading market for the Notes that remain outstanding thereafter will become more limited. A debt security with a smaller outstanding principal amount available for trading (a smaller "float") may command a lower price than would a comparable debt security with a greater float. Therefore, the market price for Notes not tendered or not purchased may be affected adversely to the extent the amount of Notes tendered and purchased pursuant to the Offer reduces the float of the Notes. The reduced float may also tend to make the trading price of the Notes more volatile. In addition, upon the effectiveness of the Proposed Amendments, substantially all of the restrictive covenants and certain events of default contained in the Indenture will be eliminated, which may adversely affect the market price for the Notes. There can be no assurance that any trading market will exist for the Notes following the Offer. The extent of the market for the Notes following consummation of the Offer would depend upon, among other factors, the number of Holders that remain at such time and the interest in maintaining a market in the Notes on the part of securities firms.

OTHER POSSIBLE TRANSACTIONS

         The Offerors may purchase Notes that are not tendered and accepted pursuant to the Offer after the Offer Expiration Time through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise on terms that may or may not differ materially from the terms of the Offer.

                         THE OFFER AND THE SOLICITATION

PURPOSE OF THE OFFER AND THE SOLICITATION

         The purpose of the Offer is to repurchase all of the Notes and facilitate the closings under the Charter Transaction Agreements. The purpose of the Solicitation is to eliminate substantially all of the restrictive covenants and certain events of default in the Indenture, thereby enhancing the operating and financial flexibility of ICP-IV. See "Information Concerning the Offerors and the Charter Transactions," "Sources and Uses of Funds," "Special Considerations" and "The Proposed Amendments to the Indenture."

         The Offerors expressly reserve the absolute right, in their sole discretion, from time to time to purchase any Notes after the Offer Expiration Time, through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise on terms that may or may not differ materially from the terms of the Offer.

PRINCIPAL TERMS OF THE OFFER AND SOLICITATION

         The Offerors hereby offer to purchase for cash all $204.4 million aggregate principal amount of the outstanding Notes.

         The Total Consideration for each $1,000 principal amount of Notes tendered and for which a valid Consent is delivered at or prior to the Consent Time pursuant to the Offer will be the price calculated as described in Schedule I to this Statement. The Total Consideration for each $1,000 principal amount of Notes shall be equal to the present value of the Earliest Redemption Amount set forth in the table on the cover page of this Statement and the semi-annual interest payments that would have been payable after the Payment Date to and including the Earliest Redemption Date set forth in the table on the cover page of this Statement at a yield equal to the sum of (x) the yield on the Reference Treasury Security set forth in the table on the cover page of this Statement as calculated by the Dealer Managers and Solicitation Agents in accordance with standard market practice, based on the bid price for such Reference Treasury Security as of the Price Determination Date, the second business day immediately preceding the business day on which the scheduled Offer Expiration Time occurs, as displayed on Bloomberg Page PX 4 or any recognized quotation source selected by the Dealer Managers and Solicitation Agents in their sole discretion if the Bloomberg Government Pricing Monitor is not available or is manifestly erroneous, and (y) 50 basis points (such total amount being rounded to the nearest cent per $1,000 principal amount of Notes) less accrued and unpaid interest on the Notes to, but not including, the Payment Date. The Total Consideration minus the Consent Payment is herein referred to as the "Tender Offer Consideration." The Consent Payment will be paid only to Holders who tender (and not withdraw) their Notes and deliver (and not revoke) their Consents at or prior to the Consent Time. The Consent Payment and the Tender Offer Consideration will be payable on the Payment Date. The Earliest Redemption Amount for the Notes is the amount payable or that would be payable on the Earliest Redemption Date for the Notes, which is the earliest date on which the Notes may be redeemed by the Offerors as a whole. Schedule II to this Statement sets forth a hypothetical illustration of the Total Consideration and the Tender Offer Consideration using an assumed Payment Date of September 29, 1999. In addition, accrued and unpaid interest will be paid on the Notes to, but not including, the Payment Date.

         If at any time following a Price Determination Date, the Offerors extend the Offer to any date which is two (2) business days or less after the Offer Expiration Time based upon which such Price Determination Date had been established, the Total Consideration and the Tender Offer Consideration for each Note tendered pursuant to the Offer shall remain the Total Consideration or the Tender Offer Consideration, respectively, as determined on such Price Determination Date. If, however, the Offerors extend the Offer to any date which is more than two (2) business days after the previously scheduled Offer Expiration Time based upon which such Price Determination Date had been established, then a new Price Determination Date shall be established (such new Price Determination Date to be the second business day immediately preceding the business day on which the new Offer Expiration Time occurs) and the Total Consideration and the Tender Offer Consideration, as applicable, for each Note tendered pursuant to the Offer shall be calculated based on the Reference Treasury Security as of 2:00 p.m., New York City time, on such new Price Determination Date.

         Upon the terms and subject to the conditions of the Solicitation (including, if the Solicitation is extended or amended, the terms of any such extension or amendment), the Offerors are soliciting Consents to the Proposed Amendments to the Indenture from Holders and will pay to Holders of Notes, on the Payment Date, a Consent Payment of $30 for each $1,000 principal amount of Notes for which such Holders validly consented to the Proposed Amendments at or prior to the Consent Time.

         Although the yield on the Reference Treasury Security on the Price Determination Date will be determined only from the source noted above, information regarding the closing yield of the Reference Treasury Security may also be found in The Wall Street Journal and The New York Times. A hypothetical illustration of the calculation of the Total Consideration and the Tender Offer Consideration for the Notes using the yield for the Reference Treasury Security as of 2:00 p.m. on August 30, 1999 and demonstrating the application of the assumptions and methodologies to be used in pricing the Offer is set forth in
Schedule II hereto.

         Promptly after the Price Determination Date, but in any event before 9:00 a.m., New York City time, on the following business day (i.e., two business days before the Offer Expiration Time), the Offerors will publicly announce the pricing information referred to above by press release to the Dow Jones News Service.

         If the Notes are accepted for payment pursuant to the Offer, then Holders who validly tender Notes and validly deliver Consents pursuant to the Offer and the Solicitation at or prior to the Consent Time and who do not, at or prior to the Consent Time, withdraw such tender or revoke such Consents will receive the Total Consideration. Tenders of Notes and related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described herein. If the Notes are accepted for payment pursuant to the Offer, then Holders who validly tender Notes pursuant to the Offer and validly deliver Consents after the Consent Time and at or prior to the Offer Expiration Time, and who do not withdraw such tender and revoke such consent pursuant to the limited circumstances described herein, will only receive the Tender Offer Consideration. Holders who wish to be eligible to receive the Total Consideration pursuant to the Offer must validly tender (and not withdraw) their Notes and deliver (and not revoke) their Consents to the Depository at or prior to the Consent Time. To validly tender Notes pursuant to the Offer, Holders must also deliver, at the same time, the related Consents pursuant to the Solicitation. The Offerors are not required to give notice of defective tender/consent to a Holder whose tender of Notes and delivery of Consents is defective and Holders should not rely on the Offerors to give such notice. See "--Procedures for Tendering Notes and Delivering Consents" and "--Withdrawal of Tenders; Revocation of Consents".

         Because the Total Consideration and the Tender Offer Consideration for the Notes is based, in whole or in part, on a fixed spread pricing formula linked to the yield on the Reference Treasury Security, the Total Consideration and Tender Offer Consideration for the Notes will be affected by changes in such yield during the term of the Offer prior to the Price Determination Date.

         Tenders of Notes and related Consents received prior to the Consent Time may be withdrawn and revoked, respectively, at any time at or prior to the Consent Time; tenders of Notes and the related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described herein. After the Consent Time, tendered Notes and related Consents may be withdrawn and revoked, respectively, only pursuant to the limited circumstances described herein. A valid withdrawal of tendered Notes will constitute the concurrent valid revocation of such Holder's related Consent, and in order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. If the Offer with respect to the Notes is terminated without any Notes being purchased thereunder, the Notes will be returned to the tendering Holders as promptly as practicable and the Supplemental Indenture will not become operative. See "--Withdrawal of Tenders; Revocation of Consents" below.

         The Dealer Managers and Solicitation Agents will notify the Depositary of the amount of the Total Consideration and Tender Offer Consideration for each $1,000 principal amount of the Notes promptly after the calculation thereof, and the Depositary will have no responsibility for such calculation.

EXPIRATION DATE; EXTENSION; AMENDMENT; TERMINATION

         The Solicitation will expire at 12:00 midnight, New York City time, on September 14, 1999, unless extended. The Offer will expire at 12:00 midnight, New York City time, on September 28, 1999, unless extended.

         The Offerors expressly reserve the absolute right, in their sole discretion and subject to Rule l4e under the Exchange Act, to (i) waive any condition to completion of the Offer or the Solicitation, (ii) amend any terms of any of the Offer or the Solicitation or (iii) modify (but excluding a reduction of) either the Total Consideration or the Tender Offer Consideration with respect to the Notes. Any waiver or amendment applicable to the Offer will apply to all Notes tendered, regardless of when or in what order such Notes were tendered. If the Offerors make a change in the terms of the Offer or the Solicitation or the information concerning the Offer or the Solicitation in a manner determined by the Offerors, in their sole discretion, to constitute a material adverse change to the Holders of the Notes, the Offerors will disseminate additional material in respect of the Offer or the Solicitation and will extend the Offer and the Solicitation, in each case to the extent required by law. If the Offerors increase the amount of the Tender Offer Consideration to be paid in the Offer, all Holders who have validly tendered Notes, whether before or after the date on which the Tender Offer Consideration was increased, will receive the increased Tender Offer Consideration. See "--Withdrawal of Tenders; Revocation of Consents" below.

         The Offerors expressly reserve the right, in their sole discretion, to terminate the Offer and the Solicitation if any of the conditions set forth below under "--Conditions of the Offer and the Solicitation" shall remain unfulfilled and shall not have been waived by the Offerors. Any such termination will promptly be disclosed by the Offerors. In the event the Offerors terminate the Offer and the Solicitation, they shall give immediate notice thereof to the Depositary, and all Notes theretofore tendered pursuant to the Offer shall be returned promptly to the tendering Holders thereof. In such event, the Proposed Amendments shall, by the terms of the Supplemental Indenture, be of no force and effect. See "--Withdrawal of Tenders; Revocation of Consents" and "--Conditions of the Offer and the Solicitation" below.

CONDITIONS OF THE OFFER AND THE SOLICITATION

         Notwithstanding any other provision of the Offer and the Solicitation and in addition to (and not in limitation of) the Offerors' right to extend and/or amend the Offer and the Solicitation, the Offerors shall not be required to accept for payment or pay for any Notes or make any Consent Payments, and may delay the acceptance for payment of, any tendered Notes, subject to Rule 14e-l(c) under the Exchange Act, postpone making any Consent Payments and may, prior to the Offer Expiration Time, terminate the Offer and the Solicitation, if the Requisite Consent Condition, the Supplemental Indenture Condition, the Charter Transaction Condition or the General Conditions shall not have been satisfied. The "General Conditions" refer to the condition that none of the following shall have occurred:

         (i) there shall have been instituted, threatened or be pending any action or proceeding (or there shall have been any material adverse development in any action or proceeding currently instituted, threatened or pending) before or by any court, governmental, regulatory or administrative agency or instrumentality, or by any other person or entity, in connection with the Offer or the Solicitation that is, or could reasonably be expected to be, in the sole judgment of the Offerors, materially adverse to the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of ICP-IV and its subsidiaries, taken as a whole, or which would or might, in the sole judgment of the Offerors, prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation;

         (ii) an order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court of governmental, regulatory or administrative agency or instrumentality that, in the sole judgment of the Offerors, would or might prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation or that is, or could reasonably be expected to be, materially adverse to the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of ICP-IV and its subsidiaries, taken as a whole;

         (iii) there shall have occurred or be likely to occur any event affecting the business or financial affairs of ICP-IV that, in the sole judgment of the Offerors, would or might prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation, or will, or could reasonably be expected to, materially impair the contemplated benefits of either the Offer or the Solicitation to ICP-IV and its subsidiaries or otherwise result in the consummation of either the Offer or the Solicitation not being or not reasonably likely to be in the best interest of ICP-IV or any of its subsidiaries;

         (iv) the Trustee under the Indenture shall have objected in any respect to, or taken action that could, in the sole judgment of the Offerors, adversely affect the consummation of the Offer or the Solicitation or the Offerors' ability to effect any of the Proposed Amendments or shall have taken any action that challenges the validity or effectiveness of the procedures used by the Offerors in soliciting the Consents (including the form thereof) or in the making of the Offer or the Solicitation or the acceptance of, or payment for, the Notes and/or the Consents; or

         (v) there shall have occurred (1) any general suspension of, or limitation on prices for, trading in securities in the United States securities or financial markets, (2) any significant adverse change, in the reasonable judgment of the Offerors, in the price of the Notes, (3) a material impairment, in the reasonable judgment of the Offerors, in the trading market for debt securities, (4) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or other major financial markets, (5) any limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, or other event that, in the reasonable judgment of the Offerors, might affect the extension of credit by banks or other lending institutions, (6) a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States or (7) in the case of any of the foregoing existing on the date hereof, a material acceleration or worsening thereof.

         The foregoing conditions are for the sole benefit of the Offerors and may be asserted by the Offerors regardless of the circumstances giving rise to any such condition (including any action or inaction by either of the Offerors) and may be waived by the Offerors, in whole or in part, at any time and from time to time, in the sole discretion of the Offerors. The failure by the Offerors at any time to exercise any of the foregoing rights will not be deemed a waiver of any right and each right will be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Offerors concerning any of the events described above shall be final and binding upon all persons.

ACCEPTANCE OF NOTES FOR PURCHASE; PAYMENT FOR NOTES AND CONSENTS

         Upon the terms and subject to the conditions of the Offer and the Solicitation, after the Offerors accept the Notes for purchase, they will pay for Notes validly tendered and not withdrawn under the Offer and make Consent Payments for Consents validly delivered and not revoked under the Solicitation at or prior to the Consent Time on the Payment Date. The Offerors expressly reserve the right, in their sole discretion, to (i) delay acceptance for purchases of Notes tendered under the Offer or the payment for Notes accepted for purchase (subject to Rule 14e-1 under the Exchange Act, which requires that the Offerors pay the consideration offered or return the Notes deposited by or on behalf of the Holders of Notes promptly after the termination or withdrawal of the Offer), (ii) not make Consent Payments or (iii) terminate the Offer and Solicitation, in each case, if any of the conditions set forth under "--Conditions of the Offer and Solicitation" above shall not have been satisfied and shall not have been validly waived by the Offerors or in order to comply in whole or in part with any applicable law. In all cases, payment for Notes accepted for purchase pursuant to the Offer and payment for the Consents pursuant to the Solicitation will be made only after timely receipt by the Depositary of (i) certificates representing such Notes or timely confirmation of a book entry transfer of such Notes into the Depositary's account at DTC pursuant to the procedures set forth under "--Procedures for Tendering Notes and Delivering Consents" below, (ii) a properly completed and duly executed Consent and Letter of Transmittal (or manually signed facsimile thereof) or a properly transmitted Agent's Message (as defined below) and (iii) any other documents required by the Consent and Letter of Transmittal.

         For purposes of the Offer, the Offerors will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Offerors have waived such defect) if, as and when the Offerors give oral (promptly confirmed in writing) or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary at or prior to the Consent Time will be deemed to have been accepted at the Consent Time. Payment for Notes accepted for purchase in the Offer and for Consents validly delivered pursuant to the Solicitation will be made by or on behalf of the Offerors by deposit with the Depositary, which will act as agent for the tendering and consenting Holders for the purpose of receiving the Tender Offer Consideration and Consent Payments and transmitting such monies to the appropriate Holders. Upon the terms and subject to the conditions of the Offer and the Solicitation, delivery of the Tender Offer Consideration for Notes accepted for purchase pursuant to the Offer and delivery of the Consent Payment for Consents validly delivered pursuant to the Solicitation, will be made by the Depositary as promptly as practicable after receipt of funds from the Offerors for the payment of the Tender Offer Consideration and Consent Payments in respect of such Notes by the Depositary.

         Tenders of Notes pursuant to the Offer and delivery of Consents pursuant to the Solicitation in respect of such Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

         If, for any reason, acceptance for purchase or of payment for validly tendered Notes pursuant to the Offer or payment for validly delivered Consents in respect thereof pursuant to the Solicitation is delayed or the Offerors are unable to accept for purchase or pay for validly tendered Notes pursuant to the Offer, or validly delivered Consents pursuant to the Solicitation, then, without prejudice to the rights of the Offerors under "--Expiration Date; Extension; Amendment; Termination" and "--Conditions of the Offer and the Solicitation" above and "--Withdrawal of Tenders; Revocation of Consents" below, but subject to Rule 14e-1 under the Exchange Act, the Depositary may, nevertheless, on behalf of the Offerors, retain tendered Notes and related Consents and such Notes may not be withdrawn nor may the related Consents be revoked.

         If any tendered Notes are not accepted for payment for any reason pursuant to the terms and conditions of the Offer or if certificates are submitted evidencing more Notes than are tendered, certificates evidencing unpurchased Notes will be returned, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer into the Depositary's account at DTC pursuant to the procedure set forth under the caption "--Procedures For Tendering Notes and

Delivering Consents--Book-Entry Delivery Procedures" below, such Notes will be credited to an account maintained at DTC designated by the DTC Participant therein that so delivered such Notes), unless otherwise requested by such Holder under "Special Delivery Instructions" in the Consent and Letter of Transmittal, as promptly as practicable following the Offer Expiration Time or termination of the Offer.

         Tendering Holders of Notes purchased in the Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to the purchase of their Notes unless the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in the Consent and Letter of Transmittal has been completed, as described in the Instructions to such Consent and Letter of Transmittal. The Offerors will pay all other charges and expenses in connection with the Offer and the Solicitation.

PROCEDURES FOR TENDERING NOTES AND DELIVERING CONSENTS

GENERAL

         Holders of Notes must validly tender (and not withdraw) their Notes and deliver (and not revoke) their Consents at or prior to the Consent Time in order to receive both the Tender Offer Consideration and the Consent Payment. Holders who validly tender (and do not withdraw pursuant to the limited circumstances described herein) Notes after the Consent Time, but at or prior to the Offer Expiration Time, will receive only the Tender Offer Consideration. In order for a Holder to receive any consideration, it must validly tender (and not withdraw) its Notes and deliver (and not revoke) the related Consents to the Proposed Amendments. The tender by a Holder of Notes pursuant to the Offer after the Consent Time and at or prior to the Offer Expiration Time, in accordance with the procedures described below, will constitute the delivery of a Consent with respect to the Notes tendered, even though no Consent Payment will be paid to such Holder. Holders may not validly tender their Notes pursuant to the Offer unless, at the same time, they deliver the related Consents pursuant to the Solicitation.

         The method of delivery of Notes, the Consent and Letter of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the person tendering Notes and delivering a Consent and Letter of Transmittal and, except as otherwise provided in the Consent and Letter of Transmittal, delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Consent Time or the Offer Expiration Time to permit delivery to the Depositary prior to such date.

         The tender by a Holder of Notes (and subsequent acceptance of such tender by the Offerors) pursuant to one of the procedures set forth below will constitute a binding agreement between such Holder and the Offerors in accordance with the terms and subject to the conditions set forth herein and in the Consent and Letter of Transmittal.

         Only Holders are authorized to tender their Notes and Consent to the Proposed Amendments. The procedures by which Notes may be tendered and Consents given by beneficial owners that are not Holders will depend upon the manner in which the Notes are held.

TENDER OF NOTES HELD IN PHYSICAL FORM

         To effectively tender Notes (and thereby deliver Consents) held in physical form pursuant to the Offer, a properly completed Consent and Letter of Transmittal (or a facsimile thereof), duly executed by the Holder thereof, and any other documents required by the Consent and Letter of Transmittal must be received by the Depositary at its address set forth on the back cover of this Statement (or delivery of Notes may be effected through the deposit of Notes with DTC and making book-entry delivery as set forth below) at or prior to the Offer Expiration Time (or, if the Holder desires to receive the Consent Payment, at or prior to the Consent Time); provided, however, that the tendering Holder may also comply with the guaranteed delivery procedure set forth below. See "--Guaranteed Delivery" below. The Consent and Letter of Transmittal and Notes should be sent only to the Depositary and should not be sent to the Offerors, the Information Agent, the Trustee or either of the Dealer Managers and Solicitation Agents.

TENDER OF NOTES HELD THROUGH A CUSTODIAN

         To effectively tender Notes that are held of record by a custodian bank, depositary, broker, trust company or other nominee, the beneficial owner thereof must instruct such Holder to tender the Notes and related Consents on the beneficial owner's behalf. A form is included in the Solicitation materials provided with this Statement which may be used by a beneficial owner to instruct a custodian to tender Notes and deliver Consents.

TENDER OF NOTES HELD THROUGH DTC

         To effectively tender Notes held through DTC, DTC Participants should transmit their acceptance through ATOP, for which the Offer and the Solicitation are eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Depositary. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth below or the tendering DTC Participant must comply with the guaranteed delivery procedures set forth below.

         Except as provided below, unless the Notes being tendered are deposited with the Depositary at or prior to the Offer Expiration Time (accompanied by a properly completed and duly executed Consent and Letter of Transmittal or a properly transmitted Agent's Message), the Offerors may, at their option, treat such tender as defective for purposes of the right to receive the Tender Offer Consideration. Payment for the Notes will be made only against deposit of the tendered Notes and delivery of all other required documents.

BOOK-ENTRY DELIVERY PROCEDURES

         The Depositary will establish accounts with respect to the Notes at DTC for purposes of the Offer and the Solicitation within two business days after the date of this Statement, and any financial institution that is a participant in DTC may make book-entry delivery of the Notes and Consents by causing DTC to transfer such Notes into the Depositary's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes and Consents may be effected through book-entry transfer into the Depositary's account at DTC, the Consent and Letter of Transmittal (or facsimile thereof), with any required signature guarantees or an Agent's Message in connection with a book-entry transfer, and any other required documents, must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Statement at or prior to the Offer Expiration Time (or, if the beneficial owner desires to receive the Consent Payment, at or prior to the Consent Time) or the guaranteed delivery procedure described below must be complied with. See "--Guaranteed Delivery" below. Delivery of documents to DTC does not constitute delivery to the Depositary. The confirmation of a book-entry transfer into the Depositary's account at DTC as described above is referred to herein as a "Book-Entry Confirmation."

         The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering Notes and that such participants have received the Consent and Letter of Transmittal and agree to be bound by the terms of the Consent and the Letter of Transmittal and the Offerors may enforce such agreement against such participants.

SIGNATURE GUARANTEES

         Signatures on all Consents and Letters of Transmittal accompanying tendered Notes must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Notes are tendered (i) by the registered Holder of such Notes (or by a DTC Participant whose name appears on a security position listing as the owner of Notes on the date of tender) who has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on the Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). See Instruction 1 of the Consent and Letter of Transmittal. If the Notes are registered in the name of a person other than the signer of the related Consent and Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signatures on the Consent and Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instructions 1 and 6 of the Consent and Letter of Transmittal.

GUARANTEED DELIVERY

         If a Holder desires to tender Notes pursuant to the Offer and time will not permit the Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, at or prior to the Offer Expiration Time, such Holder may nevertheless tender such Notes with the effect that such tender will be deemed to have been received prior to the Offer Expiration Time if all the following conditions are satisfied:

         (i) the tender is made by or through an Eligible Institution;

         (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offerors herewith, or an Agent's Message with respect to guaranteed delivery that is accepted by the Offerors, is received by the Depositary at or prior to the Offer Expiration Time; and

         (iii) the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Depositary's account at DTC as described above), together with the Consent and Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Consent and Letter of Transmittal (or a properly transmitted Agent's Message), are received by the Depositary within two business days after the date of execution of the Notice of Guaranteed Delivery.

         The Notice of Guaranteed Delivery may be sent by hand delivery, telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

         Under no circumstances will interest be paid by the Offerors by reason of any delay in making payment to any person using the guaranteed delivery procedures. The Tender Offer Consideration for Notes tendered pursuant to the guaranteed delivery procedures will be the same as that for Notes delivered to the Depositary at or prior to the Offer Expiration Time, even if the Notes to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Notes is not made, until after the Payment Date. The guaranteed delivery procedures may not be used to tender Notes or deliver Consents at or prior to the Consent Time.

         By executing a Consent and Letter of Transmittal as set forth above, and subject to acceptance for payment of, and payment for, the Notes tendered therewith, a tendering Holder irrevocably (i) sells, assigns and transfers to or upon the order of the Offerors all right, title and interest in and to all the Notes tendered thereby, (ii) releases and discharges the Offerors and any and all other persons from any and all claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof, and (iii) irrevocably constitutes and appoints the Depositary the true and lawful agent of such Holder with respect to such Notes, with full power of substitution to (x) deliver certificates for such Notes to the Offerors or transfer ownership of such Notes on the account books maintained by DTC and deliver all accompanying evidences of transfer and authenticity to or upon the order of the Offerors upon receipt by the Depositary, as the Holder's agent, of the purchase price for such Notes and (y) present such Notes for transfer on the books of the Offerors and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Offer and the Solicitation.

LOST OR MISSING CERTIFICATES

         If a Holder of Notes desires to tender Notes pursuant to the Offer, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee, at the address or telephone number listed below, about procedures for obtaining replacement certificates for Notes and arranging for indemnification or about any other matter which requires handling by such Trustee:

                              The Bank of New York
                            Reorganization Department
                          101 Barclay Street, Floor 7E
                            New York, New York 10286
              Attention: Kwei Aryeetey, Corporate Trust Operations
                            Telephone: (212) 815-3687
                            Facsimile (212) 815-6339

OTHER MATTERS

         Notwithstanding any other provision hereof, payment of the Tender Offer Consideration for Notes tendered and accepted for payment pursuant to the Offer and payment of the Consent Payment for Consents validly delivered and not revoked at or prior to the Consent Time will, in all cases, be made only after receipt by the Depositary of the tendered Notes (or Book-Entry Confirmation of the transfer of such Notes into the Depositary's account at DTC as described above), and a Consent and Letter of Transmittal (or facsimile copy thereof) with respect to such Notes or a properly transmitted Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by the Consent and Letter of Transmittal.

         Tenders of Notes pursuant to any of the procedures described above and acceptance thereof by the Offerors will constitute a binding agreement between the tendering Holder and the Offerors upon the terms and subject to the conditions of the Offer and the Solicitation.

         All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Notes and deliveries of Consents will be determined by the Offerors, in their sole discretion, whose determination shall be final and binding. Conditional or contingent tenders of Notes or deliveries of Consents will not be considered valid. The Offerors reserve the absolute right to reject any or all tenders of Notes or deliveries of Consents determined by them not to be in proper form or, in the case of the Notes, if the acceptance or payment for such Notes may, in the Offeror's opinion, be unlawful. The Offerors also reserve the absolute right to waive any defects, irregularities or conditions of tenders of particular Notes or of delivery of particular Consents. The Offerors' interpretations of the terms and conditions of the Offer and the Solicitation (including the instructions in the Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within such time as the Offerors determine, unless waived by the Offerors. Tenders of Notes and deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by the Offerors or cured. A defective tender may, in the sole discretion of the Offerors, constitute a valid Consent, and be counted for purposes of determining whether Requisite Consents have been obtained, even if the accompanying Notes are not accepted for purchase by reason of such defect. None of ICP-IV, IPCC, the Depositary, the Information Agent, either of the Dealer Managers and Solicitation Agents, the Trustee or any other person will be under any duty to give notice of any defects of irregularities in tenders of Notes or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

WITHDRAWAL OF TENDERS; REVOCATION OF CONSENTS

         Tenders of Notes may be withdrawn and the related Consents may be revoked at any time at or prior to the Consent Time; tenders of Notes and related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except under the limited circumstances described in the third sentence of this paragraph. Tenders of Notes and delivery of Consents made after the Consent Time and prior to the Offer Expiration Time may not be withdrawn or revoked, respectively, except under the limited circumstances described in the following sentence. If, after the Consent Time, the Offerors decrease either (i) the principal amount of Notes subject to the Offer or (ii) the Tender Offer Consideration (however, fluctuations in the Reference Treasury Security prior to the Price Determination Date, shall not constitute a change in the Tender Offer Consideration by the Offerors) or (iii) the Consent Payment, then previously tendered Notes may be validly withdrawn until the Offer Expiration Time, which shall be extended to the extent required by law. In any event before 9:00 a.m., New York City time, on the business day following such action, the Offerors shall make a public announcement of any such reduction and the resulting extension of the Offer Expiration Time by issuing a release to the Dow Jones News Service. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be returned promptly to the tendering Holders and the Supplemental Indenture will not become operative.

         For a withdrawal of Notes tendered prior to the Consent Time (and the concurrent revocation of Consents) to be effective, prior to the Consent Time (or, if Notes may be withdrawn thereafter pursuant to the Offer, prior to the Offer Expiration Time) (a) a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Depositary at its address set forth on the back cover of this Statement or (b) the appropriate procedures of ATOP (including the delivery to the Depositary of a Request Message (as defined below) must be complied with. Any notice of withdrawal for Notes that were tendered by physical delivery must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes and the aggregate principal amount represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder. In the case of Notes tendered by book-entry transfer through DTC, the DTC Participant that tendered the Notes must deliver a notice of withdrawal (which specifies the name and number of the account at DTC to be credited with the withdrawn Notes) by means of ATOP and transmit such request to DTC and DTC must edit and verify such withdrawal request and transmit a request message to the Depositary reporting such withdrawal request submitted by the DTC Participant (a "Request Message"). If Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal or Request Notice will be effective upon receipt by the Depositary even if physical release, or credit to the account of a DTC Participant's account, is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer, and will constitute the concurrent valid revocation of such Holder's Consents.

         All questions as to the validity (including time of receipt) of notices of withdrawal and revocation of Notes and Consents will be determined by the Offerors, in the Offerors' sole discretion (whose determination shall be final and binding). None of ICP-IV, IPCC, the Depositary, the Information Agent, either of the Dealer Managers and Solicitation Agents, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Notes and Consents, or incur any liability for failure to give such notification.

                    THE PROPOSED AMENDMENTS TO THE INDENTURE

         The Proposed Amendments would delete in their entirety the following restrictive covenants, and all references thereto in the Indenture, and the following events of default. In addition to the amendments noted below, the Proposed Amendments would delete definitions from the Indenture when references to such definitions would be eliminated as a result of the deletion of the restrictive covenants referred to below. For more complete information regarding the restrictive covenants and events of default to be deleted by the Proposed Amendments, reference is made to the terms of the Indenture, which are incorporated herein by reference. See "Available Information; Incorporation of Documents by Reference."


        INDENTURE SECTIONS                      RESTRICTIVE COVENANT OR EVENT OF DEFAULT
-----------------------------------    -----------------------------------------------------------
Section 3.09 and Section 4.10          These provisions restrict the ability of ICP-IV and its restricted subsidiaries to dispose of their assets and require ICP-IV to use "excess proceeds" from asset sales in certain situations to offer to repurchase Notes.

Section 4.03                           This provision requires ICP-IV to deliver to holders certain quarterly and annual reports that would be required to be filed with the Commission.

Section 4.05                           This provision requires ICP-IV and its subsidiaries to meet their respective tax obligations

Sections 4.07 and 4.08                 These provisions restrict the ability of ICP-IV and its restricted subsidiaries to pay dividends, redeem stock and partnership interests, make payments on indebtedness subordinate to the Notes or make certain investments.

Section 4.09                           This provision restricts the ability of ICP-IV and its restricted subsidiaries to incur indebtedness or issue preferred stock or issue guarantees in respect thereof.

Section 4.11                           This provision restricts the ability of ICP-IV and its restricted subsidiaries to engage in transactions with affiliates.

Section 4.12                           This provision restricts the ability of ICP-IV and its subsidiaries from incurring liens on the property of ICP-IV or such subsidiaries.

Section 4.13                           This provision limits the activities of IPCC to being a co-obligor on indebtedness incurred by ICP-IV.

Section 4.14                           This provision requires ICP-IV and IPCC to maintain their respective partnership and corporate existence.

Section 4.15                           This provision gives holders of Notes the right to put their Notes to ICP-IV in the event of a change of control of ICP-IV at 101.0% of par.

Section 4.16                           This provision requires ICP-IV to continue to own at least 99.99% of the interests in its subsidiary, InterMedia Partners IV, L.P.

Section 4.17                           This provision required ICP-IV to acquire certain cable television systems in
                                       Nashville, Tennessee, which acquisition was consummated on August 1, 1996.

Section 4.18                           This provision limits designations of unrestricted subsidiaries by ICP-IV.


Section 4.20                           This provision requires ICP-IV and its subsidiaries to offer the same consideration to all holders of the Notes if ICP-IV or any of its subsidiaries solicits any consents, waivers or amendments to the Indenture.


Sections 5.01 and 5.02                 These provisions restrict the ability of ICP-IV to merge or consolidate with another entity or sell all or substantially all of its assets.

Section 6.01(d)                        This provision creates an event of default under the Indenture if ICP-IV or any restricted subsidiary defaults under indebtedness with an aggregate principal amount of $10 million or more, which default (i) is a payment default (after expiration of any grace period) or (ii) results in such indebtedness being accelerated.


        INDENTURE SECTIONS                      RESTRICTIVE COVENANT OR EVENT OF DEFAULT
-----------------------------------    -----------------------------------------------------------
Section 6.01(e)                        This provision creates an event of default under the Indenture if a final judgment or judgments for the payment of money in excess of $10 million against ICP-IV or any of its restricted subsidiaries remain undischarged for
                                       30 consecutive  days.


         With respect to the Notes, the Proposed Amendments to the Indenture will be effected by a Supplemental Indenture, which will be executed on or promptly following the date the Requisite Consents have been obtained. Although the Supplemental Indenture will be executed on or promptly following such date, the Proposed Amendments set forth in the Supplemental Indenture will not become operative until the Operative Date. The Indenture, without giving effect to the Proposed Amendments, will remain in effect until the Proposed Amendments become operative on the Operative Date. If the Offer is terminated or withdrawn, or the Notes are not purchased hereunder, the Proposed Amendments will not become operative.

         With respect to the Notes, the Proposed Amendments constitute a single proposal and a tendering and consenting Holder of Notes must consent to the Proposed Amendments as an entirety and may not consent selectively with respect to certain Proposed Amendments but not others. Pursuant to the terms of the Indenture, the Proposed Amendments require the consent of the Holders of a majority in principal amount of the Notes then outstanding. If the Requisite Consents are received and the Proposed Amendments become operative with respect to the Indenture, the Proposed Amendments will be binding on all non-tendering Holders.

         The completion, execution and delivery of the Consent and Letter of Transmittal by a Holder of Notes in connection with the Offer and Solicitation or transmission of an Agent's Message will constitute the Consent of the tendering Holder to the Proposed Amendments with respect to the Notes.

         Upon receipt of the Requisite Consents with respect to the Proposed Amendments and the execution of the Supplemental Indenture, the Requisite Consent Condition will be deemed satisfied. See "The Offer and Solicitation--Conditions of the Offer and Solicitation."

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         General. The following discussion sets forth the principal federal income tax consequences of the Offer applicable to Holders, and is included herein for general information only. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department Regulations thereunder, Internal Revenue Service rulings, and judicial decisions, all as in effect on the date hereof, and there can be no assurance that future legislation, Treasury Department Regulations, published administrative interpretations or judicial decisions will not change the treatment of Holders described herein. No assurance can be given that the treatment of the Consent Payment or the Proposed Amendments described herein will be respected by the Internal Revenue Service or, if challenged, by a court. The discussion does not purport to consider all aspects of federal income taxation that may be relevant to a particular Holder. Further, the tax treatment of a Holder may vary depending on his particular situation. Certain Holders (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign corporations, persons who are not citizens or residents of the United States, United States expatriates, persons having functional currency other than the United States dollar, taxpayers holding the Notes as part of a "straddle," "hedging transaction," "constructive sale" or "conversion transaction" and investors in pass-through entities) may be subject to special rules not discussed below. In addition, this discussion does not consider the effect of any applicable foreign, state, local or other tax laws. This discussion assumes that Holders hold their Notes as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code.

         Sale of Notes Pursuant to the Offer. In general, except as otherwise indicated below, a Holder should recognize gain or loss on the sale of Notes to the Offerors pursuant to the Offer in an amount equal to the difference between the cash received by such Holder upon the sale (other than the amount, if any, in respect of accrued interest, which will be taxed as ordinary income unless previously included as ordinary income by such Holder) and the Holder's adjusted tax basis in such Notes at the time of the sale. In general, a Holder's adjusted tax basis in a Note will equal the cost of such Note to the Holder (i) increased by the amount of any market discount (as defined herein) previously taken into income, and (ii) reduced by the amount of any amortizable bond premium that the Holder has previously elected to offset against interest income on the Note or otherwise deduct from gross income on an annual basis. Subject to the market discount rules described below and subject to the discussion of the Consent Payment below, such gain or loss should constitute capital gain or loss, which will be long-term capital gain (generally taxed to individual Holders at a rate of 20%) or loss if the Holder's holding period for the Notes is more than one year on the date of the sale. The "deduction" of capital losses is subject to limitations.

         If the Consent Payment is treated as a separate fee for consenting to the Proposed Amendments, it is possible that such amount would be taxable as ordinary income (rather than sale proceeds). Although the law governing such a payment is unclear and the matter is not free from doubt, the Offerors intend to treat the Consent Payment as cash paid in exchange for a Holder's Notes for U.S. federal income tax purposes.

         In the case of a Holder who acquired the Notes at a market discount within the meaning of Section 1278(a)(2) of the Code (subject to a statutory de minimis exception), any gain recognized upon the sale of the Notes will be treated as ordinary income to the extent of the market discount that accrued during the period such Holder held such Note, unless the Holder previously had elected (or was deemed to have elected) to include such accrued market discount in the Holder's income on a current basis. Market discount generally equals the excess of the face amount of a debt instrument over a Holder's initial tax basis in the debt instrument.

         Retention of Notes. The United States federal income tax consequences to non-tendering Holders of the adoption of the Proposed Amendments depend on whether, under Treasury Department Regulations promulgated under Section 1001 of the Code (the "Section 1001 Regulations"), the adoption of the Proposed Amendments will cause a "significant modification" of the Notes retained by such Holders, resulting in a deemed exchange of such Notes for new debt instruments. The Section 1001 Regulations provide that a modification that adds, deletes or alters customary accounting or financial covenants will not be a "significant modification" and therefore will not result in a deemed exchange. Although the
Section 1001 Regulations do not directly address the exact type of modification of the Notes that would occur upon adoption of the Proposed Amendments, the Offerors believe that the adoption of the Proposed Amendments should not result in a deemed exchange of the Notes. Accordingly, the Offerors believe that the Holders who retain their Notes should not recognize any income, gain or loss solely because of the sale of the Notes by other Holders and/or the adoption of the Proposed Amendments and Holders who retain their Notes should have the same adjusted tax basis and holding period in the Notes after the adoption of the Proposed Amendments as they had in the Notes immediately before such adoption.

         Backup Withholding. A Holder whose Notes are tendered and accepted for payment by the Offerors and who receives the Consent Payment and/or the Tender Offer Consideration, as applicable, may be subject to backup withholding at the rate of 31% with respect to such payments, unless such Holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii) provides his correct taxpayer identification number, certifies that he is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Completion of the Substitute Form W-9 provided in the Consent and Letter of Transmittal should be used for this purpose. A Holder of Notes who does not provide the Offerors with his correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service (the "IRS"). Any amount withheld under the back-up withholding rules will be creditable against the Holder's federal income tax liability.

         THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. ACCORDINGLY, EACH HOLDER OF NOTES (INCLUDING HOLDERS OF NOTES WHO DO NOT TENDER THEIR NOTES) IS URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE OFFER AND SOLICITATION, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

                      DEALER MANAGERS, SOLICITATION AGENTS,
                        INFORMATION AGENT AND DEPOSITARY

         The Offerors have retained TD Securities (USA) Inc. and Banc of America Securities LLC to act as Dealer Managers in connection with the Offer and as Solicitation Agents in connection with the Solicitation, Beacon Hill Partners, Inc. to act as Information Agent, and The Bank of New York to act as Depositary in connection with the Offer. The Offerors have agreed to pay the Dealer Managers and Solicitation Agents, the Information Agent and the Depositary customary fees for their services in connection with the Offer. The Offerors have also agreed to reimburse the Dealer Managers and Solicitation Agents, the Information Agent and the Depositary for their out-of-pocket expenses (including the fees and disbursements of counsel) and to indemnify them against certain liabilities, including liabilities under federal securities laws.

         None of the Dealer Managers and Solicitation Agents, the Information Agent, the Depositary or the Trustee assume any responsibility for the accuracy or completeness of the information concerning either of the Offerors contained or incorporated by reference in this Statement and its related materials or for any failure by the Offerors to disclose events that may have occurred and may affect the significance or accuracy of such information.

                                   SCHEDULE I

         FORMULA FOR TENDER OFFER CONSIDERATION AND TOTAL CONSIDERATION

         Set forth below is the formula for the calculation of the Tender Offer Consideration and the Total Consideration for the Notes.



YLD - the yield equal to the sum of (x) the yield on the applicable Reference Treasury Security, as calculated by the Dealer Managers and Solicitation Agents in accordance with standard market practice, based on the bid price for such Reference Treasury Security as of 2:00 p.m., New York City time, on the Price Determination Date, as displayed on the applicable Bloomberg Page or any recognized quotation source selected by the Dealer Managers and Solicitation Agents in their sole discretion if the Bloomberg Government Pricing Monitor is not available or is manifestly erroneous, and (y) the Fixed Spread expressed as a decimal number.

CPN - the contractual rate of interest payable on a Note, expressed as a decimal number.

N - the number of semiannual interest payments from (but not including) the Payment Date to (and including) the Earliest Redemption Date.

S - the number of days from and including the semi-annual interest payment date immediately preceding the Payment Date up to, but not including, the Payment Date. The number of days is computed using the 30/360 day-count method.

exp - exponentiate. The term to the left of "exp" is raised to the power indicated by the term to the right of "exp".

CP                  - the applicable Consent Payment ($30.00).

RA - the assumed redemption amount, based on the Earliest Redemption Date, for each Note per $1,000 principal amount of a Note (as rounded to the nearest one hundredth of one percent).

TOTAL
CONSIDERATION       - the Tender Offer Consideration plus Consent Payment per
                    $1,000 principal amount of a Note. The Total Consideration is rounded to the nearest cent.

TENDER OFFER
 CONSIDERATION      - the applicable purchase price of a Note per $1,000
                    principal amount of Note (as rounded to the nearest cent).


TOTAL CONSIDERATION       [           RA                 ]   N      [        $1,000(CPN/2)        ]
                           ------------------------------            -----------------------------
                          [ (1  +  YLD/2)exp(N  - S/180) ] + SIGMA  [ (1  + YLD/2) exp(k - S/180) ] -$1,000(CPN/2)(S/180)
                                                             k=1





TENDER OFFER
CONSIDERATION             [           RA                 ]   N      [        $1,000(CPN/2)        ]
                           ------------------------------            -----------------------------
                          [ (1  +  YLD/2)exp(N  - S/180) ] + SIGMA  [ (1  + YLD/2) exp(k - S/180) ] -$1,000(CPN/2)(S/180)-CP
                                                            k=1

                                   SCHEDULE II


         HYPOTHETICAL ILLUSTRATION OF CALCULATION OF TOTAL CONSIDERATION
                         AND TENDER OFFER CONSIDERATION

         Set forth below is a hypothetical illustration of the calculation of the Tender Offer Consideration and the Total Consideration for the Notes based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the Tender Offer Consideration and the Total Consideration. The following hypothetical data should not be used or relied upon for any other purpose.

Earliest Redemption Date                      =  8/1/01

Reference Treasury Security                   =  5 1/2% U.S. Treasury Note
                                                 due 07/31/01 as displayed
                                                 on the Bloomberg Government
                                                  Pricing Monitor on Page PX 4

Fixed Spread                                  =  50 basis points (or 0.50%)

Example:

Assumed Price Determination Date and          =  2:00 p.m., New York City time,
     Time                                        on September 24, 1999

Assumed Payment Date                          =  September 29, 1999

Assumed Reference Treasury Security
     Yield as of Assumed Price
     Determination Date and Time              =  5.75%

Fixed Spread                                  =  0.50%

YLD                                           =  6.25%

CPN                                           =  11.25%

N                                             =  4

S                                             =  58

RA                                            =  $1,056.25

CP                                            =  $30.00

TOTAL CONSIDERATION:                          =  $1,135.64

TENDER OFFER CONSIDERATION:                   =  $1,105.64

              THE DEPOSITARY FOR THE OFFER AND THE SOLICITATION IS:

                              THE BANK OF NEW YORK


BY MAIL, HAND OR OVERNIGHT COURIER:                BY FACSIMILE TRANSMISSION
                                               (FOR ELIGIBLE INSTITUTIONS ONLY):

                                                        (212) 815-6339
        THE BANK OF NEW YORK
      REORGANIZATION DEPARTMENT
    101 BARCLAY STREET, FLOOR 7E                FOR INFORMATION OR CONFIRMATION
      NEW YORK, NEW YORK 10286                            BY TELEPHONE:
      ATTENTION: KWEI ARYEETEY,
     CORPORATE TRUST OPERATIONS                          (212) 815-3687


      ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THIS STATEMENT, THE CONSENT AND LETTER OF TRANSMITTAL OR THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBERS OR ADDRESS SET FORTH BELOW. A HOLDER MAY ALSO CONTACT THE DEALER MANAGERS AND SOLICITATION AGENTS AT THEIR RESPECTIVE TELEPHONE NUMBERS SET FORTH BELOW OR SUCH HOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE OFFER AND THE SOLICITATION.

                            The Information Agent is:

                           BEACON HILL PARTNERS, INC.

                                 90 BROAD STREET
                                   20TH FLOOR
                            NEW YORK, NEW YORK 10004
                          CALL TOLL-FREE (800) 755-5001

                The Dealer Managers and Solicitation Agents are:

              TD SECURITIES                       BANC OF AMERICA
                                                  SECURITIES LLC
           31 WEST 52ND STREET                100 NORTH TRYON STREET
        NEW YORK, NEW YORK 10019          CHARLOTTE, NORTH CAROLINA 28255
       ATTENTION: ERVIL G. SPENCER        ATTENTION: LIABILITY MANAGEMENT
             (212) 827-7669                            GROUP
                                                   (888) 292-0070

                        CONSENT AND LETTER OF TRANSMITTAL
                   TO TENDER AND TO GIVE CONSENT IN RESPECT OF
                          11 1/4% SENIOR NOTES DUE 2006
                                       OF
                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
                                       AND
                      INTERMEDIA PARTNERS IV CAPITAL CORP.
      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                              DATED AUGUST 31, 1999

THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 14, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "CONSENT TIME"). THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 28, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "OFFER EXPIRATION TIME"). THE CLOSING OF THE OFFER IS CONDITIONED, AMONG OTHER THINGS, ON THE ADOPTION OF THE PROPOSED AMENDMENTS.

TO DEPOSITARY:

                              THE BANK OF NEW YORK

          By Hand/           Confirm by Telephone:            By Mail:
    Overnight Courier:          (212) 815-3687          THE BANK OF NEW YORK
   THE BANK OF NEW YORK                                    Reorganization
      Reorganization             By Facsimile                 Department
        Department               Transmission:            101 Barclay Street,
    101 Barclay Street,         (212) 815-6339                 Floor 7E
         Floor 7E                                      New York, New York 10286
 New York, New York 10286                              Attention: Kwei Aryeetey,
 Attention: Kwei Aryeetey,                            Corporate Trust Operations
Corporate Trust Operations

        Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

        HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. PURSUANT TO THE TERMS OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE COMPLETION, EXECUTION AND DELIVERY HEREOF BY A HOLDER IN CONNECTION WITH A TENDER OF NOTES WILL CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS. TO VALIDLY TENDER NOTES PURSUANT TO THE OFFER, HOLDERS MUST ALSO DELIVER (AND NOT REVOKE) THE RELATED CONSENTS TO THE PROPOSED AMENDMENTS; AND TO VALIDLY DELIVER A CONSENT PURSUANT TO THE SOLICITATION, HOLDERS MUST ALSO VALIDLY TENDER (AND NOT WITHDRAW) THE RELATED NOTES. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE CONSENT TIME. HOWEVER, AFTER THE CONSENT TIME, TENDERED NOTES MAY NOT BE WITHDRAWN

EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT.

        The instructions contained herein and the Offer to Purchase and Consent Solicitation Statement should be read carefully before this Consent and Letter of Transmittal is completed.

        By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement, dated August 31, 1999 (as the same may be amended from time to time, the "Statement"), and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal"), which together constitute the offer to purchase (the "Offer") by the Offerors of any and all of the Offerors' outstanding 11 1/4% Senior Notes due 2006 (the "Notes"), upon the terms and subject to the conditions set forth in the Statement, and the Offerors' solicitation (the "Solicitation") of consents (the "Consents") from Holders to certain proposed amendments described in the Statement (the "Proposed Amendments") to the Indenture, dated as of July 30, 1996, as amended to date (the "Indenture"), between the Offerors and The Bank of New York, as trustee (the "Trustee"), which governs the Notes.

        HOLDERS OF NOTES WHO TENDER SUCH NOTES ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. THE TENDER OF NOTES UNDER THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT WITH RESPECT TO THE PROPOSED AMENDMENTS.

        Notwithstanding any other provision of the Offer and the Solicitation, the Offerors' obligation to accept for purchase and to pay for the Notes validly tendered and not withdrawn pursuant to the Offer and to make Consent Payments for Consents validly delivered and not revoked pursuant to the Solicitation is conditioned upon: (i) the valid delivery (without revocation) of Consents (the "Requisite Consents") with respect to a majority of the aggregate outstanding principal amount of the Notes at or prior to the Consent Time (the "Requisite Consent Condition"); (ii) the execution of the Supplemental Indenture (as defined herein) providing for the Proposed Amendments (the "Supplemental Indenture Condition"); (iii) the Offerors' being satisfied that all conditions to the closings of the Charter Transactions (as defined in the Statement) have been or will be satisfied or waived at or prior to the Offer Expiration Time (the "Charter Transaction Condition"); and (iv) satisfaction of each of the General Conditions all as more fully described in the Statement under the caption "The Offer and the Solicitation--Conditions of the Offer and the Solicitation." The Offerors reserve the right, in their sole discretion, to waive any one or more of the conditions of the Offer. The Proposed Amendments will not become effective until the date that all Notes validly tendered (and not withdrawn) pursuant to the Offer are accepted for payment and all Consents validly delivered (and not revoked) pursuant to the Solicitation are accepted (the "Operative Date"). The Statement enclosed herewith contains a more complete description of the tender offer and related solicitation of consents and conditions thereof.

        The Proposed Amendments with respect to the Indenture will be set forth in a supplemental indenture (the "Supplemental Indenture"), the form of which will be provided by the Offerors upon any Holder's request. The Supplemental Indenture will be executed by the Offerors and the Trustee at or promptly after receipt of the Requisite Consents at the Consent Time and compliance by the Offerors with certain conditions set forth in the Indenture; at such time, the Supplemental Indenture will become effective and will be binding upon all Holders who do not tender their Notes in the Offer. The Proposed Amendments will not become operative, however, until the Operative Date.

        THE PROPOSED AMENDMENTS, IF ADOPTED AND OPERATIVE, WILL ELIMINATE SUBSTANTIALLY ALL OF THE RESTRICTIVE COVENANTS AND CERTAIN EVENTS OF DEFAULT CONTAINED IN THE INDENTURE. THE PROPOSED AMENDMENTS PROVIDE THAT THE INDENTURE WILL BE AMENDED BY AMENDING OR ELIMINATING, FROM AND AFTER THE OPERATIVE DATE,

SUBSTANTIALLY ALL THE RESTRICTIVE COVENANTS IN THE INDENTURE OTHER THAN THE COVENANTS TO PAY PRINCIPAL AND INTEREST ON THE NOTES. SEE THE SECTIONS UNDER THE STATEMENT ENTITLED "THE PROPOSED AMENDMENTS TO THE INDENTURE" AND "SPECIAL CONSIDERATIONS--ADVERSE EFFECT OF THe PROPOSED AMENDMENTS ON HOLDERS WHO DO NOT TENDER" FOR A SUMMARY OF THE PROPOSED AMENDMENTS. FOR MORE COMPLETE INFORMATION REGARDING THE INDENTURE, REFERENCE IS MADE TO THE INDENTURE, WHICH IS INCORPORATED HEREIN BY REFERENCE.

        USE THIS CONSENT AND LETTER OF TRANSMITTAL ONLY TO TENDER NOTES PURSUANT TO THE OFFER AND TO CONSENT TO THE PROPOSED AMENDMENTS.

        This Consent and Letter of Transmittal is to be used by Holders if (i) Notes are to be physically delivered to The Bank of New York (the "Depositary") herewith by Holders, (ii) tender of Notes is to be made by book-entry to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" by any financial institution that is a participant in DTC and whose name appears on a security participant listing as the owner of Notes (a Holder and any such DTC participant, acting on behalf of Holders, are referred to herein as an "Acting Holder"), unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents." DELIVERY Of DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

        The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Solicitation.

        All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Statement.

        Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. See Instruction 11 below.

        IN CONSIDERATION OF THE PURCHASE OF THE NOTES PURSUANT TO THE OFFER, THE HOLDER HEREBY WAIVES, RELEASES, FOREVER DISCHARGES AND AGREES NOT TO SUE THE OFFERORS OR THEIR FORMER, CURRENT OR FUTURE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUBSIDIARIES, AFFILIATES, STOCKHOLDERS, PREDECESSORS, SUCCESSORS, ASSIGNS OR OTHER REPRESENTATIVES AS TO ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION AND LIABILITIES OF ANY KIND AND UNDER ANY THEORY WHATSOEVER, WHETHER KNOWN OR UNKNOWN (EXCLUDING ANY LIABILITY ARISING UNDER THE FEDERAL SECURITIES LAWS IN CONNECTION WITH THE OFFER), BY REASON OF ANY ACT, OMISSION, TRANSACTION OR OCCURRENCE, THAT THE HOLDER EVER HAD, NOW HAS OR HEREAFTER MAY HAVE AGAINST THE OFFERORS AS A RESULT OF OR IN ANY MANNER RELATED TO THE HOLDER'S PURCHASE, OWNERSHIP OR SALE OF THE NOTES PURSUANT TO THE OFFER OR ANY DECLINE IN THE VALUE THEREOF UP TO AND INCLUDING THE OFFER EXPIRATION TIME. WITHOUT LIMITING THE GENERALITY OR EFFECT OF THE FOREGOING, UPON THE PURCHASE OF NOTES PURSUANT TO THE OFFER, THE COMPANY SHALL OBTAIN ALL RIGHTS RELATING TO THE HOLDER'S OWNERSHIP OF NOTES (INCLUDING, WITHOUT LIMITATION, THE RIGHT TO ALL INTEREST PAYABLE ON THE NOTES) AND ANY AND ALL CLAIMS RELATING THERETO.

                                         METHOD OF DELIVERY

[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

    If Holders desire to tender Notes pursuant to the Offer and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, such Notes or other required documents to reach the Depositary prior to the Offer Expiration Time, or (iii) the procedures for book entry transfer (including delivery of an Agent's Message) cannot be completed prior to the Offer Expiration Time, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents." See Instruction 1 below.


[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number with DTC:

Transaction Code Number:

    HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES IN THE OFFER. DELIVERY OF NOTES BY BOOK-ENTRY TRANSFER OR PURSUANT TO A NOTICE OF GUARANTEED DELIVERY CONSTITUTES A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES TENDERED.

      List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the CUSIP/certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-----------------------------------------------------------------------------------------
                       DESCRIPTION OF NOTES (CUSIP NO. 458800AB5)
-----------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                                                         TENDERED AND AS
                                                         AGGREGATE      TO WHICH CONSENTS
NAME(S) AND ADDRESS(ES) OF HOLDER(S)   CERTIFICATE   PRINCIPAL AMOUNT    ARE GIVEN IN THE
     (PLEASE FILL IN, IF BLANK)         NUMBER(S)*     REPRESENTED**          OFFER
-----------------------------------------------------------------------------------------

                                      ---------------------------------------------------

-----------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES
-----------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer (see below).

**  Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To
    Which Consents Are Given in the Offer" and subject to the terms  and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate
    Principal Amount Represented." See Instruction 3.
-----------------------------------------------------------------------------------------

    HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN ITS ENTIRETY. HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES TENDERED.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Offerors the principal amount of Notes indicated above and delivers Consents to the Proposed Amendments.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby (i) sells, assigns and transfers to, or upon the order of, the Offerors, all right, title and interest in and to the Notes that are being tendered hereby, (ii) waives any and all other rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture), (iii) releases and discharges the Offerors and any and all other persons from any and all claims, actions and causes of action such Holder may have now, or may have in the future, arising from, in connection with, or related to, the Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof. In addition, (i) if the undersigned tenders Notes before the Consent Time, effective upon the Consent Time, the undersigned hereby consents to the Proposed Amendments (as defined in the Statement) and (ii) if the undersigned tenders Notes after the Consent Time, but on or before the Offer Expiration Time, effective upon the Offer Expiration Time, the undersigned hereby consents to the Proposed Amendments; provided, that such Proposed Amendments shall become operative on the Operative Date. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Offerors) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Offerors, (ii) present such Notes for transfer of ownership on the books of the Offerors, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Offerors this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms and conditions of the Offer and the Solicitation.

      The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides its written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments, as permitted by Section 9.02 of the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the applicable Indenture, which are hereby waived. THE UNDERSIGNED UNDERSTANDS THAT (i) IN THE CASE OF A CONSENT DELIVERED AT OR PRIOR TO THE CONSENT TIME, A REVOCATION OF SUCH CONSENT WILL NOT BE EFFECTIVE AFTER THE CONSENT TIME, EXCEPT PURSUANT TO THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT AND (ii) IN THE CASE OF A CONSENT DELIVERED AFTER THE CONSENT TIME, SUCH CONSENT MAY NOT BE REVOKED EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT. See that caption in the Statement entitled "The Offer and the Solicitation--Withdrawal of Tenders; Revocation of Consents." Although the Offerors intend to execute the Supplemental Indenture to the Indentures upon certification that the Requisite Consents have been received, the Proposed Amendments will not be operative until the Operative Date.

      The undersigned understands that tenders of Notes may be withdrawn and related consents may be revoked only by written notice of withdrawal or revocation received by the Depositary on or prior to the Consent Time or the Offer Expiration Time, as applicable, pursuant to the terms contained in the Statement.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such Notes are accepted for purchase and payment by the Offerors, the Offerors will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture to the Indenture reflecting the Proposed Amendments.

      The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement under the caption "The Offer and the Solicitation" and in the instructions hereto, and acceptance thereof by the Offerors, will constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions of the Offer and the Solicitation.

      For purposes of the Offer, the undersigned understands that the Offerors will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Offerors have waived such defect) if, as and when the Offerors give oral, to be followed by written, notice thereof to the Depositary.

      The undersigned understands that deliveries of Consents may be revoked by written notice of revocation received by the Depositary at any time on or prior to the Consent Time or the Offer Expiration Time, as applicable, pursuant to the terms of the Statement. If a Holder who has tendered Notes subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Notes), such action will render the prior tender of Notes with respect to which such Consent relates defective and the Offerors will have the right, which it may waive, to reject such tender of Notes as invalid and ineffective.

      The undersigned understands that notice of revocation of a Consent, to be effective, must (i) contain the name of the person who delivered the Consent and the description of the Notes to which its relates, the CUSIP/certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes, (ii) be signed by the Acting Holder thereon in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Offerors and the Depositary, that the Holder revoking the Consent has succeeded to ownership of the Notes and (iii) be received by the Depositary at its address set forth herein at or prior to the Consent Time or the Offer Expiration Time, as applicable. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

      The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Offerors may waive) set forth in the Statement, the Offerors may not be required to accept for purchase any of the Notes tendered (including any Notes tendered after the Offer Expiration Time). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Issuance Instructions and Special Delivery Instructions" below.

      All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offerors. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Offerors, in their sole discretion, which determination shall be final and binding.

      Unless otherwise indicated herein under "Special Issuance Instructions and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC) and checks constituting payments for Notes to be purchased be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Issuance Instructions and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks constituting payments for Notes to be purchased be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box or both are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of and checks constituting payments for Notes to be purchased be issued in the name(s) of and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Offerors have no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if the Offerors do not accept for purchase any of the principal amount of such Notes so tendered.

                                PLEASE SIGN HERE
           (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF
             NOTES REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY
           DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED
             IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

      The completion, execution and delivery of this Consent and Letter of Transmittal will constitute a Consent to the Proposed Amendments and an acceptance of the Offer to tender Notes.

      This Consent and Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security participant listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

      If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy and/or bond power.

X

X

                            (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date: ________________________________ 1999

Name(s):

                                 (PLEASE PRINT)

Capacity:

Address:

                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                  SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

Certain Signatures Must be Guaranteed by an Eligible Institution

             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)



               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)


                             (AUTHORIZED SIGNATURE)

                                 (PRINTED NAME)

                                     (TITLE)

DATE: _____________________________, 1999

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5, AND 7)


To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be in connection with the Offer and the Solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue [ ]  Notes
      [ ]  Checks
      (check as applicable)

Name
                                 (Please Print)

Address
                                 (Please Print)

                                                                        Zip Code

               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:


                              (DTC Account Number)

 Name of Account Party:

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by an Eligible Institution

             (Name of Eligible Institution Guaranteeing Signatures)



(Address (including zip code) and Telephone Number (including area code) of Firm)


                             (Authorized Signature)

                                 (Printed Name)

                                     (Title)


                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5, AND 7)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.


Deliver  [ ] Notes
         [ ] Checks
         (check as applicable)

Name
                  (Please Print)

Address
                  (Please Print)

                                                                        Zip Code

               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

                                  INSTRUCTIONS

                  THESE INSTRUCTIONS FORM PART OF THE TERMS AND
                  CONDITIONS OF THE OFFER AND THE SOLICITATION

      1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDER. To tender Notes in the Offer and to deliver Consents in the Solicitation, the Notes (or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein at or prior to the Offer Expiration Time; IN ORDER TO RECEIVE THE CONSENT PAYMENT OF $30 PER $1,000 PRINCIPAL AMOUNT OF NOTES TENDERED, THE ITEMS MENTIONED IN THIS SENTENCE MUST BE RECEIVED AT OR PRIOR TO THE CONSENT TIME. The method of delivery of this Consent and Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Offer Expiration Time, to permit delivery to the Depositary on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO EITHER OF THE OFFERORS, THE TRUSTEE, THE INFORMATION AGENT OR THE DEALER MANAGERS AND SOLICITATION AGENTS.

      The term "Agent's Message" means a message transmitted to DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering Notes and that such participant has received this Consent and Letter of Transmittal and agrees to be bound by the terms of this Consent and Letter of Transmittal and the Offerors may enforce such agreement against the participant.

      If a Holder desires to tender Notes pursuant to the Offer and deliver a Consent pursuant to the Solicitation and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, Notes or other required documents to reach the Depositary on or prior to the Consent Time or the Offer Expiration Time, as applicable, or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Consent Time or the Offer Expiration Time, as applicable, such Holder may effect a tender of Notes and delivery of a Consent to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents."

      Pursuant to the guaranteed delivery procedures (which may not be used to tender Notes or deliver Consents at or prior to the Consent Time):

             a.         such tender must be made by or through an Eligible
                  Institution (defined as a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Notes are tendered (i) by the registered Holder of such Notes (or by a DTC participant whose name appears on a security position listing as the owner of Notes on the date of tender) who has not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States);

             b.         at or prior to the Offer Expiration Time, the Depositary
                  must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) substantially in the form provided by the Offerors, setting forth the name(s) and address(es) of the Acting Holder(s), and the principal amount of Notes being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that within 2 business days after the date of the Notice of Guaranteed Delivery, the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Depositary's account at DTC), together with this Consent and Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by this Consent and Letter of Transmittal (or a properly transmitted Agent's Message), and any other documents required by this Consent and Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

             c.         this Consent and Letter of Transmittal or a facsimile
                  hereof, properly completed, or an Agent's Message, and all physically delivered Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within 2 business days after the date of the Notice of Guaranteed Delivery.

      Tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary delivered by mail or hand delivery, which notice must be received by the Depositary at the address set forth herein at or prior to the Consent Time or the Offer Expiration Time, as applicable, or at such other times as are described in the Statement. To be effective, notice of withdrawal of tendered Notes must (i) be received by the Depositary on or prior to the Consent Time or the Offer Expiration Time, as applicable, as its address set forth herein, (ii) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security participant listing as the owner of such Notes) if different from that of the Depositor, (iii) state the principal amount of Notes to be withdrawn and (iv) be signed by the Acting Holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Offerors and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Notes. In the case of a Note tendered prior to the Consent Time, a withdrawal of such tender will not be effective after the Consent Time, except pursuant to the limited circumstances described in the Statement; in the case of a Note tendered after the Consent Time, a withdrawal of such tender may only be made pursuant to the limited circumstances described in the Statement. If Notes have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Acting Holder and the Notes withdrawn must also be furnished to the Depositary as aforesaid, prior to the physical release of the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes).

      2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Statement, all properly completed and executed Consent and Letter of Transmittals consenting to the Proposed Amendments that are received by the Depositary at or prior to the Consent Time or the Offer Expiration Time, as applicable, will be counted as Consents with respect to the Proposed Amendments, unless the Depositary receives at or prior to the Consent Time or the Offer Expiration Time, as applicable, a written notice of revocation of such Consents as described in the Statement. To be effective, notice of revocation of Consent must: (i) contain the name of the person who delivered the Consent and the description of the Notes to which its relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes; (ii) be signed by the Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including, the required signature guarantee(s)) or be accompanied by evidence satisfactory to the Offerors and the Depositary that the Holder revoking the Consent has succeeded to beneficial ownership of the Notes; and (iii) be received by the Depositary at its address set forth herein at or prior to the Consent Time or the Offer Expiration Time, as applicable. In the case of a Consent delivered at or prior to the Consent Time, a revocation of such Consent will not be effective after the Consent Time, except pursuant to the limited circumstances described in the Statement; in the case of a Consent delivered after the Consent Time, such Consent may not be revoked except under the limited circumstances described in the Statement. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. If a Holder who has tendered Notes subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Notes), such action will render the prior tender of the Notes with respect to which such Consent relates defective, and the Offerors will have the right, which they may waive, to reject such tender as invalid and ineffective.

ALTHOUGH THE SUPPLEMENTAL INDENTURE WILL BECOME EFFECTIVE PROMPTLY AFTER THE REQUISITE CONSENTS HAVE BEEN RECEIVED, THE PROPOSED AMENDMENTS WILL NOT BE OPERATIVE UNTIL THE OPERATIVE DATE. THE SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF NOTES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

      3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Offer (and the corresponding Consents thereto pursuant to the Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount for all the Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Acting Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

      4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security participant listing as the owner of the Notes.

      IF THE CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST

SIGN A VALID PROXY AND/OR BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

      If any of the Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which the Notes are held.

      If this Consent and Letter of Transmittal is signed by the Acting Holder, and the principal amount of Notes not tendered or accepted for purchase are to issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Acting Holder, and checks constituting payments for Notes to be purchased are to be issued to the order of the Acting Holder, then the Acting Holder need not endorse any Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Acting Holder), the Acting Holder must either properly endorse the Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such bond powers are executed by an Eligible Institution.

      If this Consent and Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

      Endorsements on Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 4 by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

      No signature guarantee is required if: (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Notes) and the payments for the Notes to be purchased, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s) (or, if signed by a participant in DTC, and Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and the "Special Issuance Instructions" box of this Consent and Letter of Transmittal has not been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

      5. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be issued or sent, if different from the name and address of the Acting Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the Acting Holder of the Notes tendered. Any Holder of Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

      6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, as is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.

      7. TRANSFER TAXES. The Offerors will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the Acting Holder of Notes tendered hereby.

      8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of the tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Offerors, in their sole discretion, which determination shall be conclusive, binding and final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. The Offerors reserve the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the Offerors' opinion, be unlawful. The Offerors also reserve the right to waive any defects, irregularities or conditions of tender as to particular Notes or of delivery as to particular Consents. The Offerors' interpretations of the terms and conditions of the Offer and the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be conclusive, binding and final. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within such time as the Offerors determine, unless waived by the Offerors. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Offerors or cured. A defective tender may, in the sole discretion of the Offerors, constitute a valid Consent and be counted for purposes of determining whether the Requisite Consents have been obtained, even if the accompanying Notes are not accepted for purchase by reason of such defect. None of the Offerors, the Depositary, the Information Agent the Dealer Managers and the Solicitation Agents, the Trustee or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

      9. WAIVER OF CONDITIONS. The Offerors expressly reserve the absolute right, in their sole discretion, to amend or waive any of the conditions to the Offer or the Solicitation in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

      10. MUTILATED, LOST, STOLEN, OR DESTROYED NOTES. Any Holder of Notes whose Notes have been mutilated, lost, stolen or destroyed should write to or telephone The Bank of New York (which is the Trustee for the Notes under the Indenture and the Depositary hereunder) at the address or telephone number set forth in the back of this Consent and Letter of Transmittal.

      11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer and the Solicitation may be obtained from, either the Dealer Managers and Solicitation Agents or the Information Agent, whose addresses and telephone numbers appear in the back of this Consent and Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

      Under federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be credited by the amount of tax withheld. If withholding results in an overpayment of taxes a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends; or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

      The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------
                                  PART 1--PLEASE PROVIDE YOUR TIN IN
                                  THE BOX AT RIGHT AND CERTIFY BY               Social security number
SUBSTITUTE                        SIGNING AND DATING BELOW.              OR
FORM W-9
DEPARTMENT OF THE                                                           Employer identification number
TREASURY
INTERNAL REVENUE                ---------------------------------------------------------------------------
SERVICE                           PART 2--Certification--Under Penalties of Perjury, I    PART 3--
                                  Certify that:
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)       (1) The number shown on this form is my correct         Awaiting TIN o
                                      Taxpayer Identification Number (or I am waiting
                                      for a number to be issued to me) and

                                  (2) I am not subject to backup withholding either
                                      because I have not been notified by the Internal
                                      Revenue Service ("IRS") that I am subject to
                                      backup withholding as a result of failure to
                                      report all interest or dividends, or the IRS has
                                      notified me that I am no longer subject to backup
                                      withholding.
                                ---------------------------------------------------------------------------
                                  Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                  SIGNATURE                           DATE              , 199
                                            ------------------------       -------------      --
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                          , 1999
                                                --------------------------
                       Signature                           Date
--------------------------------------------------------------------------------

             THE DEPOSITARY FOR THE OFFER AND THE SOLICITATION IS:

                              THE BANK OF NEW YORK

           By Hand/Overnight Courier:               For Information or Confirmation by                     By Mail:
              THE BANK OF NEW YORK                              Telephone:                           THE BANK OF NEW YORK
            Reorganization Department                         (212) 815-3687                       Reorganization Department
          101 Barclay Street, Floor 7E                                                           101 Barclay Street, Floor 7E
            New York, New York 10286                     Facsimile Transmission:                   New York, New York 10286
    Attention: Kwei Aryeetey, Corporate Trust        (For Eligible Institutions Only)         Attention: Kwei Aryeetey, Corporate
                   Operations                                 (212) 815-6339                           Trust Operations

          THE INFORMATION AGENT FOR THE OFFER AND THE SOLICITATION IS:

                           BEACON HILL PARTNERS, INC.

                                 90 Broad Street
                                   20th Floor

                            New York, New York 10004
                          Call Toll-Free (800) 755-5001

          THE DEALER MANAGERS AND SOLICITATION AGENTS FOR THE OFFER AND
                             THE SOLICITATION ARE:


                   TD SECURITIES                                                     BANC OF AMERICA SECURITIES LLC

                31 West 52nd Street                                                      100 North Tryon Street
             New York, New York 10019                                                Charlotte, North Carolina 28255
            Attention: Ervil G. Spencer                                           Attention: Liability Management Group
                  (212) 827-7669                                                             (888) 292-0070

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
                                       AND
                      INTERMEDIA PARTNERS IV CAPITAL CORP.

                OFFER TO PURCHASE FOR CASH ALL OF ITS OUTSTANDING
                          11 1/4% SENIOR NOTES DUE 2006
      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                              DATED AUGUST 31, 1999


--------------------------------------------------------------------------------
THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 14, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "CONSENT TIME"). THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 28, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "OFFER EXPIRATION TIME"). IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION AND THE CONSENT PAYMENT OF $30 PER $1,000 PRINCIPAL AMOUNT OF NOTES, HOLDERS OF NOTES MUST TENDER NOTES AND DELIVER THE RELATED CONSENTS AT OR PRIOR TO THE CONSENT TIME (AND MUST NOT HAVE WITHDRAWN SUCH NOTES AND REVOKED SUCH CONSENTS AT OR PRIOR TO THE CONSENT TIME). HOLDERS OF NOTES THAT TENDER NOTES AFTER THE CONSENT TIME, BUT AT OR PRIOR TO THE OFFER EXPIRATION TIME, WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION. NOTES TENDERED PRIOR TO THE CONSENT TIME MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT TIME, BUT NOT THEREAFTER EXCEPT PURSUANT TO THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT (AS DEFINED BELOW); NOTES TENDERED AFTER THE CONSENT TIME MAY ONLY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED PURSUANT TO THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT.
--------------------------------------------------------------------------------

                                                                 August 31, 1999

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     We have been appointed by InterMedia Capital Partners IV, L.P. ("ICP-IV") and InterMedia partners IV Capital Corp. ("IPCC", and, together with ICP-IV, the "Offerors"), to act as the Dealer Managers and Solicitation Agents in connection with the Offerors' offer to purchase all of their outstanding 11 1/4% Senior Notes 2006 (the "Notes"), upon the terms and subject to the conditions set forth in the "Offer to Purchase and Consent Solicitation Statement" and the "Consent and Letter of Transmittal". All capitalized terms used herein shall have the meaning set forth in the Offer to Purchase and Consent Solicitation Statement.

     As a related matter, the Offerors are also soliciting consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments") to the Indenture upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement and the Consent and Letter of Transmittal. The Offer is conditioned on the receipt of Consents from Holders of at least a majority of the outstanding principal amount of the Notes. Holders who tender Notes in the Offer will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

     Enclosed herewith are copies of the following documents:

          1. The Offer to Purchase and Consent Solicitation Statement (the "Statement");

          2. The Consent and Letter of Transmittal for the Notes for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification
Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Offer and the Solicitation if the Notes and all other required documents cannot be delivered to the Depositary at or prior to the Offer Expiration Time.
(Please note that Holders may not use the guaranteed delivery procedures to tender Notes or deliver Consents at or prior to the Consent Time);

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Offer and the Solicitation;

          5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

          6. A return envelope addressed to the Depositary.

WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     DTC Participants will be able to execute tenders through the DTC Automated Tender Offer Program (ATOP).

     The Offerors will not pay any fees or commissions to any broker or dealer of other person for soliciting tenders of the Notes pursuant to the Offer and the Solicitation. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained from the Information Agent, at its address and telephone number set forth on the back page of the enclosed Statement.

                                Very truly yours,

                                TD SECURITIES

                                BANC OF AMERICA SECURITIES LLC

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF EITHER OF THE OFFERORS, THE TRUSTEE, THE DEPOSITARY, THE INFORMATION AGENT OR EITHER OF THE DEALER MANAGERS AND SOLICITATION AGENTS OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFER AND THE SOLICITATION NOT CONTAINED IN THE STATEMENT OR THE CONSENT AND LETTER OF TRANSMITTAL.

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
                                       AND
                      INTERMEDIA PARTNERS IV CAPITAL CORP.

               OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING
                          11 1/4% SENIOR NOTES DUE 2006

                                       AND

             SOLICITATION OF CONSENTS TO AMENDMENTS TO THE INDENTURE


--------------------------------------------------------------------------------
THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 14, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "CONSENT TIME"). THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 28, 1999, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "OFFER EXPIRATION TIME"). IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION AND THE CONSENT PAYMENT OF $30 PER $1,000 PRINCIPAL AMOUNT OF NOTES, HOLDERS OF NOTES MUST TENDER NOTES AND DELIVER THE RELATED CONSENTS AT OR PRIOR TO THE CONSENT TIME (AND MUST NOT HAVE WITHDRAWN SUCH NOTES AND REVOKED SUCH CONSENTS AT OR PRIOR TO THE CONSENT TIME). HOLDERS OF NOTES THAT TENDER NOTES AFTER THE CONSENT TIME, BUT AT OR PRIOR TO THE OFFER EXPIRATION TIME, WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION. NOTES TENDERED PRIOR TO THE CONSENT TIME MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT TIME, BUT NOT THEREAFTER EXCEPT PURSUANT TO THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT (AS DEFINED BELOW); NOTES TENDERED AFTER THE CONSENT TIME MAY ONLY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED PURSUANT TO THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT. AFTER THE CONSENT TIME OR THE OFFER EXPIRATION TIME, AS APPLICABLE, TENDERED NOTES MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED.
--------------------------------------------------------------------------------

                                                                 August 31, 1999

TO OUR CLIENTS:

     Enclosed for your consideration is the Offer to Purchase and Consent Solicitation Statement dated August 31, 1999 (as the same may be amended or supplemented from time to time, the "Statement") and the accompanying Consent and Letter of Transmittal (the "Consent and Letter of Transmittal") relating to the offer (the "Offer") by InterMedia Capital Partners IV, L.P. ("ICP-IV") and InterMedia Partners IV Capital Corp. ("IPCC", and, together with ICP-IV, the "Offerors") to purchase their 11 1/4% Senior Notes due 2006 (the "Notes") at a price per $1,000 principal amount of Notes to be determined as set forth in the Statement, plus accrued and unpaid interest up to, but not including, the date of payment. All capitalized terms used herein shall have the meaning set forth in the Statement.

     As a related matter, the Offerors are also soliciting (the "Solicitation") consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments") to the indenture under which the Notes were issued (as amended to date, the "Indenture"), upon the terms and subject to the conditions set forth in the Statement and the Consent and Letter of Transmittal. The Offer is conditioned on the receipt of Consents from Holders of at least a majority of the outstanding principal amount of Notes (collectively, the "Requisite Consents"). Holders of Notes who tender Notes pursuant to the Offer will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

     Consummation of the Offer and the Solicitation is subject to certain conditions described in the Statement. The Offerors's obligations to accept for purchase and pay for Notes validly tendered pursuant to the Offer are subject to receipt of the Requisite Consents.

     WE ARE THE REGISTERED HOLDER OF NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH NOTES AND DELIVERY OF A CONSENT TO THE PROPOSED AMENDMENTS CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE CONSENT AND LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER NOTES HELD BY US FOR YOUR ACCOUNT, OR TO DELIVER A CONSENT WITH RESPECT THERETO.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Notes held by us for your account, and deliver Consents with respect to such tendered Notes, pursuant to the terms and conditions set forth in the Statement and the Consent and Letter of Transmittal. We urge you to read the Statement and the Consent and Letter of Transmittal carefully before instructing us to tender your Notes and to deliver Consents with respect to such Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Notes and deliver Consents with respect thereto on your behalf in accordance with the provisions of the Offer and the Solicitation. Notes tendered pursuant to the Offer may only be withdrawn and the corresponding Consents delivered pursuant to the Solicitation may only be revoked under the circumstances described in the Statement.

     Your attention is directed to the following:

          1. The Offer and the Solicitation are being made by the Offerors in connection with agreements (the "Charter Transaction Agreements") entered into by ICP-IV on April 20, 1999, that provide for (i) the sale and exchange by ICP-IV of certain cable systems and the sale of the stock of a subsidiary of ICP-IV that owns cable systems to affiliates of Charter Communications, Inc. ("Charter") and (ii) the payment of distributions to the partners of ICP-IV, other than those partners that are affiliates of AT&T Broadband & Internet Services ("AT&TBIS"), in redemption of their partnership interests in ICP-IV (collectively, the "Charter Transactions"). The purpose of the Offer is to repurchase all of the Notes and facilitate the closings of the Charter Transactions.

          2. The Statement and the Consent and Letter of Transmittal.

          3. Holders who tender their Notes will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

          4. Consummation of the Offer and the Solicitation is conditioned upon satisfaction of certain conditions set forth in the Statement, including, without limitation, the condition that the Requisite Consents shall have been validly delivered at or prior to the Consent Time.

          5. Holders who tender their Notes at or prior to the Consent Time shall receive a Consent Payment of $30 per $1,000 principal amount of Notes tendered, in addition to the Tender Offer Consideration. Holders who tender their Notes after the Consent Time, but at or prior to the Offer Expiration Time, shall receive only the Tender Offer Consideration.

          6. Tendering holders, who tender their Notes prior to the Consent Time, may withdraw any tender of Notes and revoke the related Consents at any time at or prior to the Consent Time. Tenders of Notes and related Consents received at or prior to the Consent Time will become irrevocable at the Consent Time, except pursuant to the limited circumstances described in the Statement. Tendering holders, who tender their Notes after the Consent Time but prior to the Offer Expiration Time, may only withdraw any tender of Notes and revoke the related Consents pursuant to the limited circumstances described in the Statement.

          7. Any transfer taxes incident to the transfer of Notes from the tendering Holder to the Offerors will be paid by the Offerors, except as provided in the Statement and the instructions to the Consent and Letter of Transmittal.

          8. The Solicitation will expire at 12:00 midnight, New York City time, on September 14, 1999, unless extended. The Offer will expire at 12:00 midnight, New York City time, on September 28, 1999, unless extended.

     The Offer and the Solicitation are being made to all Holders. The Offerors are not aware of any jurisdiction in which the making of the Offer and the Solicitation are prohibited by administrative or judicial action pursuant to a state statute. If the Offerors become aware of any jurisdiction where the making of the Offer and the Solicitation are so prohibited, the Offerors will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer and the Solicitation. If, after such good faith effort, the Offerors cannot comply with any applicable statute, the Offer and the Solicitation will not be made to (nor will tenders be accepted from or on behalf of) the Holders in such jurisdiction. In those jurisdictions where securities, blue sky or other laws require the Offer and the Solicitation to be made by a licensed broker or dealer, the Offer and the Solicitation will be deemed to be made on behalf of the Offerors by one or more registered brokers or dealers licensed under the laws of such jurisdiction. The Offer and the Solicitation will not be made, and will be deemed not to have been made, in those jurisdictions where securities, blue-sky or other laws prohibit the Offer and the Solicitation from being made.

     IF YOU WISH TO HAVE US TENDER ANY OR ALL OF THE NOTES HELD BY US FOR YOUR ACCOUNT, AND DELIVER YOUR CONSENT TO THE PROPOSED AMENDMENTS, PLEASE SO INSTRUCT US BY COMPLETING, DETACHING AND RETURNING TO US THE INSTRUCTION FORM SET FORTH ON THE NEXT PAGE. IF YOU AUTHORIZE A SALE OF YOUR NOTES (AND THE DELIVERY OF A RELATED CONSENT WITH RESPECT TO SUCH NOTES), THE ENTIRE PRINCIPAL AMOUNT OF NOTES HELD FOR YOUR ACCOUNT WILL BE SOLD (AND A CONSENT WITH RESPECT TO ALL SUCH NOTES SHALL BE DELIVERED), UNLESS OTHERWISE SPECIFIED BELOW.

                           INSTRUCTION WITH RESPECT TO

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.

                                       AND

                      INTERMEDIA PARTNERS IV CAPITAL CORP.

               OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING
                          11 1/4% SENIOR NOTES DUE 2006

                                       AND

             SOLICITATION OF CONSENTS TO AMENDMENTS TO THE INDENTURE

     The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase and Consent Solicitation Statement dated August 31, 1999 and the accompanying Consent and Letter of Transmittal relating to the offer (the "Offer") by InterMedia Capital Partners IV, L.P. ("ICP-IV") and InterMedia Partners IV Capital Corp. ("IPCC", and, together with ICP-IV, the "Offerors") to purchase their 11 1/4% Senior Notes due 2006 (the "Notes").

     THIS WILL INSTRUCT YOU TO ACCEPT THE OFFER AND TO DELIVER CONSENTS WITH RESPECT TO THE NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE STATEMENT.

PRINCIPAL AMOUNT OF NOTES IN RESPECT OF WHICH
THE OFFER IS TO BE ACCEPTED AND IN RESPECT OF
WHICH CONSENTS ARE TO BE GIVEN



---------------------------------------

                                               SIGN HERE

Dated: ________________, 1999
                                               ---------------------------------
                                               SIGNATURE


                                               ---------------------------------
                                               SIGNATURE



                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------
                                                     NAME(S) (PLEASE PRINT)
                                                      ADDRESS AND ZIP CODE
                                                   AREA CODE AND TELEPHONE NO.

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                          11 1/4% SENIOR NOTES DUE 2006
                                       OF
                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
                                       AND
                      INTERMEDIA PARTNERS IV CAPITAL CORP.

   This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if notes representing the 11 1/4% Senior Notes due 2006 (the "Notes") of InterMedia Capital Partners IV, L.P. and InterMedia Partners IV Capital Corp. (together, the "Issuers"), are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Offer Expiration Time (as defined in the Statement (as defined below)) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Statement).

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

                       By Hand, Mail or Overnight Courier:

                              THE BANK OF NEW YORK
                            Reorganization Department
                          101 Barclay Street, Floor 7E
                            New York, New York 10286
              Attention: Kwei Aryeetey, Corporate Trust Operations

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 815-6339

                  For Information or Confirmation by Telephone:
                                 (212) 815-3687

                    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                 OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                         NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Consent and Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to InterMedia Capital Partners IV, L.P. and InterMedia Partners IV Capital Corp., on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement, dated August 31, 1999 (the "Statement"), and the related Consent and Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the principal amount of Notes indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Statement.

(Please Type or Print)                                            Name(s):_____________________________________________
Principal Amount of Notes Tendered:____________________           _____________________________________________________
                                                                  Address:_____________________________________________
If Notes will be delivered by book-entry transfer, check          _____________________________________________________
box:                                                              _____________________________________________________
[ ]  The Depository Trust Company                                                                              Zip Code

Account Number:_________________________________________          Area Code and Telephone Number:______________________

Dated:__________________________________________________          Signature(s):________________________________________

Certificate No(s). (if available):______________________

                                    GUARANTEE
                    (not to be used for signature guarantee)

         The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary the Notes, as applicable, tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Statement) with respect to such Notes, together with a properly completed and duly executed Consent and Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "The Offer and the Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Statement) in the case of a book-entry transfer, and any other required documents, all within two business days from the date hereof.


---------------------------------------------                     ---------------------------------------------
Name of Firm                                                      Authorized Signature

---------------------------------------------                     ---------------------------------------------
Address                                                           Name (Please Type or Print)

---------------------------------------------                     ---------------------------------------------
City, State                         Zip Code                      Title

---------------------------------------------                     ---------------------------------------------
Area Code and Telephone Number                                    Date

              DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES

           SHOULD BE SENT WITH THE CONSENT AND LETTER OF TRANSMITTAL.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


------------------------------------------------------------    --------------------------------------------------------
                                        GIVE THE                                              GIVE THE EMPLOYER
                                     SOCIAL SECURITY                                           IDENTIFICA-TION
FOR THIS TYPE OF ACCOUNT:              NUMBER OF--              FOR THIS TYPE OF ACCOUNT:        NUMBER OF--
------------------------------------------------------------    --------------------------------------------------------
1.   Individual                        The individual             6. Sole proprietorship          The owner(3)

2.   Two or more individuals           The actual owner of        7. A valid trust, estate,       The legal entity (Do
     (joint account)                   the account or, if         or pension trust                not furnish the
                                       combined funds, the                                        identifying number
                                       first individual on                                        of the personal
                                       the account(l)                                             representative or
                                                                                                  trustee unless the
                                                                                                  legal entity itself is
                                                                                                  not designated in
                                                                                                  the account title.)
                                                                                                  (4)

3.      Custodian account of a        The minor(2)
        minor (Uniform Gift to
        Minors Act)

4.   a. The usual revocable           The grantor-trustee(l)
        savings trust (grantor is
        also trustee)
                                                                  8. Corporate                    The corporation

     b. So-called trust account       The actual owner(l)         9. Association, club,           The organization
        that is not a legal or                                       religious, charitable,
        valid trust under                                            educational or other
        state law                                                    tax-exempt organization

5.   Sole proprietorship              The owner(3)                10. Partnership                 The partnership

                                                                  11. A broker or                 The broker or nominee
                                                                      registered nominee

                                                                  12. Account with the            The public entity
                                                                      Department of Agriculture
                                                                      in the name of a  public
                                                                      entity (such as a state or
                                                                      local government, school
                                                                      district, or prison) that
                                                                      receives agricultural
                                                                      program payments

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that payments made to a corporation for medical and health care or attorneys' fees that are reportable on Form 1099 MISC are not exempt from backup withholding. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement account ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)  The United States or any of its agencies or instrumentalities.

(4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

-  Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

-  Payments of patronage dividends not paid in money.

-  C Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under section 852).

-  C Payments described in section 6049(b)(5) to nonresident aliens.

-  Payments on tax-free covenant bonds under section 1451.

-  C Payments made by certain foreign organizations.

-  Mortgage interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

PRIVACY ACT NOTICE.--Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                       3